Securities Act File No. 333-174926

ICA No.  811-22549

As filed with the Securities and Exchange Commission on August 17, 2012

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933  ☒

Pre-Effective Amendment No.	□
Post-Effective Amendment No. 75	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  ☒

Amendment No. 77

(Check Appropriate Box or Boxes)

Northern Lights Fund Trust II

(Exact Name of Registrant as Specified in Charter)

17605 Wright Street

Omaha, NE 68130

Attention:  Brian Nielsen

 (Address of Principal Executive Offices)(Zip Code)

(402) 895-1600

 (Registrant's Telephone Number, Including Area Code)

The Corporation Trust Company

Corporate Trust Center

1209 Orange Street

Wilmington, DE 19801

(Name and Address of Agent for Service)

With a copy to:

David J. Baum, Esq. Alston & Bird, LLP 950 F Street NW Washington, DC 20004 (202) 239-3346	James P. Ash, Esq. Gemini Fund Services, LLC 450 Wireless Blvd. Hauppauge, New York 11788 (631) 470-2619

 Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box):

(   )

immediately upon filing pursuant to paragraph (b).

(   )

on  ____________ pursuant to paragraph (b).

(X)

60 days after filing pursuant to paragraph (a)(1).

(   )

on (date) pursuant to paragraph (a)(1).

(   )

75 days after filing pursuant to paragraph (a)(2).

(   )

on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

(   ) this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended, Registrant hereby elects to register an indefinite number of shares of Registrant and any series thereof hereinafter created.

 EXPLANATORY NOTE

This Post-Effective Amendment No. 75 to the Registration Statement contains a Prospectus and Statement of Additional Information describing the Hundredfold Select Alternative Fund, a series of the Registrant. This Post-Effective Amendment to the Registration Statement is organized as follows: (a) Prospectus relating to the Investor Class shares of the Hundredfold Select Alternative Fund; (b) Statement of Additional Information relating to the Hundredfold Select Alternative Fund, Hundredfold Select Global Fund and Hundredfold Select Equity Fund , and (c) Part C Information relating to all series of the Registrant. The Prospectus for the other share classes of the Hundredfold Select Alternative Fund and the Prospectus es and Statements of Additional Information for the other series of the Registrant are not affected hereby.

HUNDREDFOLD FUNDS

PROSPECTUS

August __ , 2012

Hundredfold Select Alternative Fund

Investor Class Shares [ticker]

450 Wireless Blvd

Hauppauge, New York 11788

1-855-582-8006

www.HundredfoldSelect.com

The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved of these securities or determined if this Prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

SUMMARY SECTION	1

ADDITIONAL DETAILS ABOUT THE FUND
PORTFOLIO INVESTMENT STRATEGY	8
PRINCIPAL RISK FACTORS	10
ABOUT YOUR INVESTMENT
SHARE PRICES OF THE FUND	14
SHAREHOLDER SERVICES	15
ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES	15
HOW TO PURCHASE SHARES OF THE FUND	16
HOW TO EXCHANGE SHARES OF THE FUND	18
HOW TO REDEEM SHARES OF THE FUND	19
FREQUENT PURCHASES AND REDEMPTIONS OF SHARES	21
TAX STATUS, DIVIDENDS AND DISTRIBUTIONS	22
ADDITIONAL INFORMATION
MANAGEMENT OF THE FUND	23
PORTFOLIO HOLDINGS INFORMATION	23
MASTER/FEEDER OPTION	24
FINANCIAL HIGHLIGHTS	24
PRIVACY NOTICE	26

SUMMARY SECTION

Hundredfold Select Alternative Fund

Investment Objective

The Fund seeks a moderate total rate of return (income plus capital appreciation) on an annual basis.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	1.00%
Distribution (12b-1) Fees	None
Other Expenses	0.55%
Operating Services Fee	0.45%
Shareholder Servicing Fees	0.10%
Acquired Fund Fees and Expenses(1)	1.35%
Total Annual Fund Operating Expenses(2)	2.90%

1 These expenses are based on estimated amounts for the Fund’s current fiscal year.

2 Total Annual Fund Operating Expenses for the Fund do not correlate to the “Ratios to Average Net Assets: Net Expenses” provided in the Financial Highlights section of the statutory prospectus, which reflects the operating expenses of the Fund and does not include acquired fund fees and expenses.

Example.  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Year	5 Years	10 Years
Investor Class Shares	[$]	[$]	[$]	[$]

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 360% of the average value of its portfolio.

Principal Investment Strategy

Hundredfold Advisors LLC (“Hundredfold” or the “Subadviser”) actively manages the Fund’s portfolio to invest in any combination of equity and fixed-income securities based on market conditions and trends and the Subadviser’s expectations and assessment of risks. (The term “Alternative” in the Fund’s name simply refers to the fact that the Subadviser may choose from among many investment alternatives.) Although the Fund may invest directly in equity and fixed-income securities, it will primarily invest in such securities indirectly through securities that invest in or are a derivative of such securities, primarily including futures contracts, swap agreements exchange-traded funds (“ETFs”), naked and covered options on such instruments, currencies, and other investment companies.  It may also seek exposure to securities of foreign issuers.

The Select Alternative Fund invests directly or indirectly in fixed-income securities without any restriction on maturity or creditworthiness, which primarily include government securities, asset-backed debt securities, mortgaged-backed securities and debt securities rated below investment grade, also known as “junk bonds”. The Fund invests in equity securities without consideration to any specific sector or market capitalization range. The Subadviser’s investment decisions are based on a variety of trading models and an analysis of the overall investment opportunities and risks among categories or sectors of equity and fixed-income securities or investment vehicles that represent pools of such securities, such as major market indices, investment companies and ETFs. The Subadviser’s strategy does not involve fundamental research and analysis of individual securities. The Fund is a “non-diversified” fund, meaning that a relatively high percentage of its assets may be invested in a limited number of issuers of securities. The Fund employs an aggressive management strategy that typically results in high portfolio turnover.

The Subadviser employs an investment strategy that alternates between positions designed to profit from market trends, such as entering into “long” and “short” positions, directly or indirectly through ETFs, other investment companies and derivatives of equity and fixed-income securities, and investing in cash or cash equivalents as a temporary defensive measure. The Subadviser seeks to take “long” positions in or purchase securities prior to or at the outset of upward trends for such securities and seeks to take “short” positions in or sell securities prior to or early in downward trends in the value of such securities. There is no limit on the amount of the Fund’s assets that may be invested in derivative instruments or used to cover short positions. The Subadviser may reposition the Fund’s portfolio in response to market movements in an attempt to participate in a developing trend and may attempt to anticipate market moves and initiate appropriate action in advance of actual market trends. The Subadviser will employ leveraged investment techniques that allow the Fund to increase its exposure to the market during times when the Subadviser anticipates a strong market trend. The Subadviser also may employ hedging strategies designed to reduce volatility and risk.

Principal Investment Risks

An investment in the Fund entails risks. The Fund could lose money, or its performance could trail that of other investment alternatives. Neither the Subadviser nor the Fund’s adviser, Advisors Preferred LLC (“Advisors Preferred” or the “Adviser”) can guarantee that the Fund will achieve its objective. (Collectively, the Subadviser and Advisors Preferred are referred to herein as “Advisers” in certain circumstances.) In addition, the Fund presents some risks not traditionally associated with most mutual funds. It is important that investors closely review and understand these risks before making an investment in the Fund. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets could negatively affect many issuers worldwide, including the Fund. There is the risk that you could lose all or a portion of your money on your investment in the Fund.

Aggressive Investment Techniques Risk

The Fund uses investment techniques that may be considered aggressive. Risks associated with the use of swap agreements and futures contracts include potentially dramatic price changes (losses) in the value of the instruments and imperfect correlations between the price of the contract and the underlying security or index. These instruments may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed.

Asset-Backed Securities Risk

Payment of interest and repayment of principal may be impacted by the cash flows generated by the assets backing these securities. The value of the Fund’s asset-backed securities also may be affected by changes in interest rates, the availability of information concerning the interests in and structure of the pools of purchase contracts, financing leases or sales agreements that are represented by these securities, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities that provide any supporting letters of credit, surety bonds, or other credit enhancements.

Credit Risk

The Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt. The Fund could also lose money if the issuer of a debt security in which it has a short position is upgraded or generally improves its standing. Changes in an issuer’s financial strength or in an issuer’s or debt security’s credit rating also may affect a security’s value and thus have an impact on Fund performance. Credit risk usually applies to most debt securities, but generally is not a factor for U.S. government obligations.

Counterparty Risk

The Fund may invest in financial instruments involving counterparties for the purpose of attempting to gain exposure to a particular group of securities or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Swap agreements also may be considered to be illiquid.

Depositary Receipt Risk

To the extent the Fund invests in stocks of foreign corporations, the Fund’s investment in such stocks may also be in the form of depositary receipts or other securities convertible into securities of foreign issuers, including American Depositary Receipts (“ADRs”). While the use of ADRs, which are traded on exchanges and represent an ownership in a foreign security, provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

Derivatives Risk

Investments in derivatives are subject to market risks that may cause their prices to fluctuate over time and increase the Fund’s volatility. As a result, the Fund may incur larger losses or smaller gains than otherwise would be the case if the Fund invested directly in the underlying securities.

Emerging Markets Risk

Investments in emerging markets instruments involve greater risks than investing in foreign instruments in general. Risks of investing in emerging market countries include political or social upheaval, nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets and risks from an economy’s dependence on revenues from particular commodities or industries. In addition, currency transfer restrictions, limited potential buyers for such instruments, delays and disruption in settlement procedures and illiquidity or low volumes of transactions may make exits difficult or impossible at times.

Equity Securities Risk

Investments in publicly issued equity securities in general are subject to market risks that may cause their prices to fluctuate over time and in turn cause the Fund’s NAV to fluctuate.

Foreign Securities Risk

Investments in foreign securities involve greater risks than investing in domestic securities. As a result, the Fund’s returns and net asset values may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries. The Fund also may invest in depositary receipts, including ADRs, which are traded on exchanges and provide an alternative to investing directly in foreign securities. Investments in ADRs are subject to many of the risks associated with investing directly in foreign securities.

High Portfolio Turnover Risk

The Fund may experience high portfolio turnover, which would involve correspondingly greater expenses to the Fund, as well as potentially adverse tax consequences, to the Fund’s shareholders from distributions of increased net short-term capital gains, and may adversely affect the Fund’s performance.

High-Yield Securities Risk

The Fund will invest a significant portion or all of its assets in securities rated below investment grade or “junk bonds.” Junk bonds may be sensitive to economic changes, political changes, or adverse developments specific to a company. High yield securities may have speculative characteristics. These securities generally involve greater risk of default or price changes than other types of fixed-income securities and the Fund’s performance may vary significantly as a result. Therefore, an investment in the Fund is subject to a higher risk of loss than an investment in a fund that may not invest in lower-rated securities.

Holding Cash Risk

The Fund may hold cash positions when the market is not producing returns greater than the short-term cash investments in which the Fund may invest. There is a risk that the sections of the market in which the Fund invests will begin to rise or fall rapidly and the Fund will not be able to sell stocks quickly enough to avoid losses, or reinvest its cash positions into areas of the advancing market quickly enough to capture the initial returns of changing market conditions.

Interest Rate Risk

Debt securities have varying levels of sensitivity to changes in interest rates. The longer the maturity of a security, the greater the impact a change in interest rates could have on the security’s price.

Leverage Risk

The Fund may employ leveraged investment techniques, including the use of financial instruments to produce leverage results as well as borrowing money for investment purposes. Use of leverage can magnify the effects of changes in the value of the Fund and makes it more volatile. The leveraged investment techniques that the Fund employs could cause investors in the Fund to lose more money in adverse environments.

Non-Diversification Risk

A non-diversified fund invests a high percentage of its assets in a limited number of securities, exposing the Fund to fluctuations in net asset value and total return.

Other Investment Companies Risk and ETFs Risk

Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company or ETF, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations. If the investment company or ETF fails to achieve its investment objective, the value of the Fund’s investment will decline, adversely affecting the Fund’s performance. In addition, ETF shares potentially may trade at a discount or a premium and are subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, because the value of ETF shares depends on the demand in the market, the Adviser may not be able to liquidate the Fund’s holdings in an ETF’s shares at the most optimal time, adversely affecting the Fund’s performance.

Prepayment Risk and Mortgage-Backed Securities Risk

Many types of debt securities, including mortgage securities, are subject to prepayment risk. Prepayment occurs when the issuer of a security can repay principal prior to the security’s maturity. Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility. As a result, the Fund may have to reinvest its assets in mortgage securities or other debt securities that have lower yields.

Shorting Securities Risk

Short positions are designed to profit from a decline in the price of particular securities, baskets of securities or indices. The Fund will lose value if and when the instrument’s price rises — a result that is the opposite from traditional mutual funds.

Small- and Mid-Capitalization Companies Risk

Investing in the securities of small-capitalization and mid-capitalization companies involves greater risks and the possibility of greater price volatility than investing in larger capitalization and more-established companies. Investments in mid-cap companies involve less risk than investing in small-cap companies. Smaller companies may have limited operating history, product lines, and financial resources, and the securities of these companies may lack sufficient market liquidity. Mid-cap companies often have narrower markets and more limited managerial and financial resources than larger, more established companies.

Subadviser’s Investment Strategy Risk

The principal risk of investing in the Fund is that the Subadviser’s investment strategy will not be successful. While the Subadviser seeks to take advantage of investment opportunities for the Fund that will maximize its investment returns, there is no guarantee that such opportunities will ultimately benefit the Fund. The Subadviser will aggressively change the Fund’s portfolio in response to market conditions that are unpredictable and may expose the Fund to greater market risk than other mutual funds. There is no assurance that the Subadviser’s investment strategy will enable the Fund to achieve its investment objective.

Tax Risk

Certain of the Fund’s investment strategies, including transactions in options and futures contracts, may be subject to the special tax rules, the effect of which may have adverse tax consequences for the Fund.

Performance

Because the Fund has only recently commenced investment operations of Investor Class shares, no performance information is available for Investor Class shares. The following performance information provides some indication of the risks of investing in the Fund by demonstrating how its returns have varied over time. The bar chart shows changes in the Fund’s performance of its Service Class shares from calendar year to calendar year. The table shows how the Service Class shares’ average annual returns for the one-year, five- year and since inception periods compare with those of a broad-based market index for the same periods. Returns for Investor Class shares would have substantially similar annual returns as Service Class shares because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Classes do not have the same expenses. The S&P 500 Index shows how the Fund compared with the performance of a widely used securities index during the periods shown. The Barclays Capital U.S. Aggregate Bond Index shows how the performance of stocks compared with bonds during the same periods. Prior to June 11, 2007, the Fund pursued a different investment objective and strategy; therefore, performance results presented for periods prior to that date reflect the performance of the prior strategy. The Fund’s past performance, before and after taxes, is not necessarily an indication of how it will perform in the future. Updated performance is available on the Fund’s website at www.HundredfoldSelect.com, or by contacting Gemini Fund Services or Hundredfold or by calling the Fund toll-free at 855-582-8006.

The Fund was reorganized on October 3, 2011 from a predecessor fund (the “Predecessor Fund”) to a series of Northern Lights Fund Trust II (the “Trust”), a Delaware statutory trust (the “Reorganization”).  The Fund is a continuation of the Predecessor Fund and, therefore, the performance information includes performance of the Predecessor Fund.

Service Class Shares Annual Total Return for the Calendar Year Ended December 31,

During the period of time shown in the bar chart, the Fund’s highest calendar quarter return was 15.12% for the quarter ended June 30, 2009 and its lowest calendar quarter return was –5.37% for the quarter ended March 31, 2008.

Average Annual Total Returns (for the periods ended December 31, 2011)

	1 Year	5 Years	Since Inception (9/1/2004)
Hundredfold Select Alternative Fund Service Class shares
Return Before Taxes	3.79%	6.23%	5.67%
Return After Taxes on Distributions	2.09%	5.26%	4.47%
Return After Taxes on Distributions and Sale of Fund Shares	2.69%	4.94%	4.27%
Barclays Capital U.S. Aggregate Bond Index (Reflects no deduction for fees, expenses or taxes)	7.84%	6.50%	5.51%
S&P 500® Index (Reflects no deduction for fees, expenses or taxes)	2.11%	-0.25%	3.88%

After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

Management

Investment Adviser. Advisors Preferred LLC is the Fund’s investment adviser.  Advisors Preferred LLC is a wholly-owned subsidiary of Ceros Financial Services, Inc., the Fund’s distributor.

Investment Subadviser. Hundredfold Advisors LLC is the Fund’s investment subadviser.

Portfolio Manager. Ralph J. Doudera, the investment manager for Hundredfold, has managed the Fund since its inception in September of 2004.

Purchase and Sale of Fund Shares

The Investor Class is available to shareholders who invest $1 million or more in the Fund; who are clients of registered investment advisers (other than the adviser, sub-adviser or its affiliates); who invest through accounts maintained by certain financial intermediaries, platforms and programs approved by the Distributor or Fund; and, certain other persons, accounts, entities, and categories of shareholders, as determined in the sole discretion of the Fund or Distributor.

You may purchase or redeem Fund shares on any business day by written request via mail (Hundredfold Select Alternative Fund, c/o Gemini Fund Services, LLC, 17605 Wright Street, Suite 2, Omaha, NE 68130, by wire transfer, by telephone at 855-582-8006 or through a financial intermediary. Purchases and redemptions by telephone are only permitted if you previously established these options on your account. IRA accounts are not eligible for telephone redemption privileges. The Fund accepts investment in the following minimum amounts:

	Minimum Initial Investment	Subsequent Investment
Regular Accounts	$1 million	$0
Retirement Accounts	$1 million	$0

Any minimum initial or subsequent investment amounts may be waived at the Fund’s discretion.

Tax Information

The Fund’s distributions to you are taxable, and will be taxed as ordinary income or net capital gain, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA. Distributions on investments made through tax-deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or the Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL DETAILS ABOUT THE FUND

This Prospectus relates to the Investor Class shares of the Hundredfold Select Alternative Fund (the “Select Alternative Fund” or “Fund”). Advisors Preferred LLC serves as the Fund’s investment adviser and Hundredfold Advisors LLC serves as the Fund’s subadviser.

Events in the financial sector have resulted, and may result, in an unusually high degree of volatility in the financial markets. Both domestic and foreign equity markets could experience increased volatility and turmoil, and it is uncertain whether or for how long these conditions could continue. The U.S. Government had taken a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that experienced extreme volatility, and in some cases a lack of liquidity. Reduced liquidity in equity, credit and fixed-income markets adversely affect many issuers worldwide. These events and possible continued market turbulence may have an adverse effect on the Fund.

Gemini Fund Services, LLC (“GFS”) serves as administrator, transfer agent and fund accountant for the Fund, subject to the supervision of the Trust’s Board of Trustees (the “Board”), pursuant to a Fund Services Agreement (the “Services Agreement”).

Under the Services Agreement, the Trust has agreed to pay GFS 0.45% on the Fund’s assets up to $100 million, 0.40% on assets from $100 million to $250 million, 0.35% on assets from $250 million to $500 million, and 0.30% on assets from $500 million to $1 billion for all operational services, including but not limited to fund accounting, fund administration, transfer agency, legal fees, audit fees, compliance services and custody fees, but excluding management and distribution fees (“Operating Services Fee”).

The Fund’s investment objective is not a fundamental policy and may be changed by the Board without shareholder approval upon 60-days’ notice.

Portfolio Investment Strategy. The Subadviser actively manages the Select Alternative Fund’s portfolio to invest in any combination of equity and fixed-income securities based on market conditions and trends and the Subadviser’s expectations and assessment of risks. (The term “Alternative” in the Fund’s name simply refers to the fact that the Subadviser may choose from among many investment alternatives.) Within these securities, the Subadviser employs an investment strategy that alternates between positions designed to profit from market trends, such as entering into “long” and “short” positions, directly or indirectly through ETFs, other investment companies and, as discussed later in this section, derivatives of equity and fixed-income securities, and investing in cash or cash equivalents as a temporary defensive measure. The Subadviser seeks to take “long” positions in or purchase securities prior to or at the outset of upward trends for such securities and seeks to take “short” positions in or sell securities prior to or early in downward trends in the value of such securities. There is no limit on the amount of the Select Alternative Fund’s assets that may be invested in the derivative instruments later discussed or used to cover short positions.

The Subadviser’s decisions are based on a variety of trading models and an analysis of the overall investment opportunities and risks among categories or sectors of equity and fixed-income securities or investment vehicles that represent pools of such securities, including major market indices, investment companies and ETFs. The Subadviser’s strategy does not involve fundamental research and analysis of individual securities. The Subadviser considers elements of market trends and momentum, including price actions, advance-decline lines, market highs and lows and the overall direction of market trends. The Subadviser may reposition the Select Alternative Fund’s portfolio in response to market movements in an attempt to participate in a developing trend and may attempt to anticipate market moves and initiate appropriate action in advance of actual market trends.

The Subadviser will likely engage in frequent trading of the Select Alternative Fund’s securities in an attempt to position its portfolio in line with the Subadviser’s expectations for market trends. In addition, the Subadviser will employ leveraged investment techniques that allow the Select Alternative Fund to increase its exposure to the market during times when the Subadviser anticipates a strong market trend. The Subadviser also may employ hedging strategies designed to reduce volatility and risk.

Although the Select Alternative Fund may invest directly in equity and fixed-income securities, it will primarily invest in such securities indirectly through securities that invest in or are a derivative of such securities, primarily including futures contracts, swap agreements, ETFs and other investment companies. The Select Alternative Fund also may invest in options contracts, options on futures contracts and financial instruments in baskets of equity or fixed income securities.

The Select Alternative Fund’s direct investments may include the following equity and fixed-income securities in any combination that the Subadviser believes appropriate:

•

High-yield bonds (“Junk Bonds”);

•

U.S. Treasury bonds and notes;

•

U.S. government-sponsored enterprises;

•

U.S. dollar-denominated corporate obligations;

•

Mortgage and asset-backed securities;

•

Corporate bonds and notes and asset-backed securities;

•

Zero-coupon bonds;

•

Commercial paper and other money market instruments;

•

Fixed-income securities issued by foreign governments and companies that are denominated in U.S. dollars or foreign currencies, some of which may be issued by governments in emerging market countries;

•

Common stocks:

•

Preferred stocks; and

•

Convertible securities.

The Select Alternative Fund invests in fixed-income securities without any restriction on maturity or creditworthiness, which could range from government securities to Junk Bonds, which are debt securities rated below investment grade. With respect to the Select Alternative Fund’s investments in fixed-income securities, the Subadviser will lengthen and shorten the average dollar weighted maturity of the portfolio and make shifts in quality and sector distribution, according to the Subadviser’s expectations for the future course of interest rates and the then-prevailing price and yield levels in the fixed-income market. The Select Alternative Fund invests in equity securities without consideration to any specific sector or market capitalization range. The Select Alternative Fund may attempt to enhance the return on the cash portion of its portfolio by investing in a total return swap agreement. A total return swap agreement provides the Select Alternative Fund with a return based on the performance of an underlying asset, in exchange for fee payments to a counterparty based on a specific rate. The difference in the value of these income streams is recorded daily by the Select Alternative Fund, and is settled in cash at the end of each month.

If the underlying asset declines in value over the term of the swap, the Select Alternative Fund would be required to pay the dollar value of that decline to the counterparty. The Select Alternative Fund may use its own net asset value as the underlying asset in a total return swap. The Subadviser utilizes a total return swap using the Select Alternative Fund’s return as the underlying asset in order for the Select Alternative Fund’s cash positions allocated to the swap to share in similar investment returns at the Select Alternative Fund itself while maintaining a sufficient cash position to meet liquidity needs in the Select Alternative Fund, including liquidity to invest in new investment opportunities.

Consistent with its investment strategy for temporary defensive purposes, up to 100% of the Select Alternative Fund’s assets may be invested in cash or cash equivalents. To earn income on available cash, a large portion or all of the assets of the Select Alternative Fund may be invested in high quality, U.S. dollar-denominated short-term obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements that are fully collateralized by such obligations. As a result of investing in cash and cash equivalents, the Select Alternative Fund may not achieve its investment objective.

The Select Alternative Fund is a “non-diversified” fund, meaning that a relatively high percentage of its assets may be invested in a limited number of issuers of securities.

PRINCIPAL RISK FACTORS

An investment in the Fund entails risk. The Fund could lose money, or its performance could trail that of other investment alternatives. Neither Hundredfold nor Advisors Preferred can guarantee that the Fund will achieve its objectives. In addition, the Fund presents some risks not traditionally associated with most mutual funds. It is important that investors closely review and understand these risks before making an investment in the Fund. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets could negatively affect many issuers worldwide, including the Fund. The table below provides the principal risks of investing in the Fund. Following the table, each risk is explained.

Hundredfold Select Alternative Fund
Aggressive Investment Techniques Risk	X
Asset-Backed Securities Risk	X
Counterparty Risk	X
Credit Risk	X
Depositary Risk	X
Derivatives Risk	X
Emerging Markets Risk	X
Equity Securities Risk	X
Foreign Securities Risk	X
High Portfolio Turnover Risk	X
High Yield Securities Risk	X
Holding Cash Risk	X
Interest Rate Risk	X
Leverage Risk	X
Non-Diversification Risk	X
Other Investment Companies and ETFs Risk	X
Prepayment Risk	X
Shorting Securities Risk	X
Small and Mid-Capitalization Companies Risk	X
Sub-adviser’s Investment Strategy Risk	X
Tax Risk	X

 Aggressive Investment Techniques Risk

The Fund uses investment techniques that may be considered aggressive, including investments in derivatives. Risks associated with derivative instruments such as futures contracts, swap agreements and options on securities, securities indices and futures contracts include potentially dramatic price changes (losses) in the value of the instruments and imperfect correlations between the price of the contract and the underlying security or index. These instruments may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed.

Asset-Backed Securities Risk

Payment of interest and repayment of principal may be impacted by the cash flows generated by the assets backing these securities. The value of the Fund’s asset-backed securities also may be affected by changes in interest rates, the availability of information concerning the interests in and structure of the pools of purchase contracts, financing leases or sales agreements that are represented by these securities, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities that provide any supporting letters of credit, surety bonds, or other credit enhancements.

Counterparty Risk

The Fund may invest in financial instruments involving counterparties for the purpose of attempting to gain exposure to a particular group of securities or asset class without actually purchasing those securities or investments, or to hedge a position. Such financial instruments include, but are not limited to, total return, index, interest rate, and credit default swap agreements, and structured notes. The Fund will use short-term counterparty agreements to exchange the returns (or differentials in rates of return) earned or realized in particular predetermined investments or instruments. The Fund will not enter into any agreement involving a counterparty unless the Adviser believes that the other party to the transaction is creditworthy. The use of swap agreements and structured notes involves risks that are different from those associated with ordinary portfolio securities transactions. For example, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. In addition, the Fund may enter into swap agreements with a limited number of counterparties, and certain of the Fund may invest in commodity-linked structured notes issued by a limited number of issuers that will act as counterparties, which may increase the Fund’s exposure to counterparty credit risk. Swap agreements also may be considered to be illiquid.

Credit Risk

The Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt. The Fund could also lose money if the issuer of a debt security in which it has a short position is upgraded or generally improves its standing. Changes in an issuer’s financial strength or in an issuer’s or debt security’s credit rating also may affect a security’s value and thus have an impact on Fund performance. Credit risk usually applies to most debt securities, but generally is not a factor for U.S. government obligations.

Depositary Receipt Risk

To the extent the Fund invests in stocks of foreign corporations, the Fund’s investment in such stocks may also be in the form of depositary receipts or other securities convertible into securities of foreign issuers, including American Depositary Receipts (“ADRs”). While the use of ADRs, which are traded on exchanges and represent an ownership in a foreign security, provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

Derivatives Risk

The Fund may invest long or short in derivatives, such as futures and swaps. Derivatives are instruments that derive their value from an underlying investment or group of investments. Investments in derivatives are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not correlate with the price movements of underlying securities or indices. As a result, the use of derivatives may expose the Fund to risks that they would not be subject to if they invested directly in the securities underlying those derivatives. There may not be a liquid market for the Fund to sell derivative instruments, which could result in difficulty closing the position, and certain derivative instruments can magnify the extent of losses incurred due to changes in market value of the securities to which they relate. Accordingly, the use of derivatives may result in large losses or smaller gains than otherwise would be the case. In addition, some derivative instruments are subject to counterparty risk.

Emerging Markets Risk

Investments in emerging markets instruments involve all of the risks of investing in foreign instruments; however these risks are generally heightened because emerging markets are in the initial stages of industrialization and have lower per capita income. Emerging markets are generally more volatile than the markets of developed countries with more mature economies. Emerging markets often provide significantly higher or lower rates of return than developed markets and carry significantly more risks to investors.

Equity Securities Risk

The Fund may invest in publicly issued equity securities, including common stocks. Investments in common stocks are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of common stocks in which the Fund invests will cause the net asset value (“NAV”) of the Fund to fluctuate.

Foreign Securities Risk

Investments in foreign securities involve greater risks than investing in domestic securities. As a result, the Fund’s returns and NAVs may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries. The laws and accounting, auditing, and financial reporting standards in foreign countries typically are not as strict as they are in the U.S., and there may be less public information available about foreign companies.

High Portfolio Turnover Risk

The Fund’s aggressive investment strategy has resulted in significant portfolio turnover far in excess of a typical mutual fund. High portfolio turnover involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales also may result in adverse tax consequences to the Fund’s shareholders from distributions to them of net gains realized on the sales. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance. See the Financial Highlights for the Fund’s portfolio turnover rates.

High-Yield Securities Risk

The Fund may invest in high-yield securities. Investments in securities rated below investment grade or “junk bonds” generally involve significantly greater risks of loss of your money than an investment in investment grade bonds. Compared with issuers of investment grade bonds, junk bonds are more likely to encounter financial difficulties and to be materially affected by these difficulties. Rising interest rates may compound these difficulties and reduce an issuer’s ability to repay principal and interest obligations. Issuers of lower-rated securities also have a greater risk of default or bankruptcy. High yield securities may have speculative characteristics. Additionally, due to the greater number of considerations involved in the selection of the fund’s securities, the achievement of the fund’s objective depends more on the skills of the portfolio manager than investing only in higher rated securities. Therefore, your investment may experience greater volatility in price and yield. High-yield securities may be less liquid than higher quality investments. A security whose credit rating has been lowered may be particularly difficult to sell.

Holding Cash Risk

One of the Fund’s strategies is to hold cash positions when the market is not producing returns greater than the short-term cash investments in which the Fund may invest. This usually occurs when broad markets are declining rapidly. The purpose of this strategy is to protect principal in falling markets. There is a risk that the sections of the market in which the Fund invests will begin to rise or fall rapidly and that the Fund will not be able to sell stocks quickly enough to avoid losses, or to reinvest its cash positions into areas of the advancing market quickly enough to capture the initial returns of changing market conditions.

Interest Rate Risk

Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security will fall when interest rates rise and will rise when interest rates fall. Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes. In other words, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security’s price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates.

Leverage Risk

The Fund may employ leveraged investment techniques, including the use of financial instruments to produce leverage results as well as borrowing money for investment purposes. Use of leverage can magnify the effects of changes in the value of the Fund and makes them more volatile. The leveraged investment techniques that the Fund employs could cause investors in the Fund to lose more money in adverse environments.

Non-Diversification Risk

The Fund is non-diversified, which means that it may invest a high percentage of its assets in a limited number of securities. Since the Fund is non-diversified, the NAVs and total returns may fluctuate more or fall further in times of weaker markets than a diversified mutual fund.

Other Investment Companies and ETFs Risk

Investments in the securities of other investment companies and ETFs, may involve duplication of advisory fees and certain other expenses. Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company or ETF, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations. If the investment company or ETF fails to achieve its investment objective, the value of the Fund’s investment will decline, adversely affecting the Fund’s performance. In addition, ETF shares potentially may trade at a discount or a premium and are subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, because the value of ETF shares depends on the demand in the market, the Adviser may not be able to liquidate the Fund’s holdings in an ETF’s shares at the most optimal time, adversely affecting the Fund’s performance.

Prepayment Risk

Many types of debt securities, including mortgage securities, are subject to prepayment risk. Prepayment occurs when the issuer of a security can repay principal prior to the security’s maturity. Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility.

Shorting Securities Risk

The Fund may, from time to time, establish short positions designed to profit from the decline in the price of particular securities, baskets of securities or indices. In general, when the Fund shorts securities, it borrows the securities from a broker and sells the borrowed securities. The Fund is obligated to deliver to the broker securities that are identical to the securities sold short and will be subject to the risk of loss, which may be significant, in the event that the market value of the securities sold short plus related transaction costs exceeds the proceeds to the Fund from the short sale. A short sale involves the theoretically unlimited risk of an increase in the market price of the security, basket of securities or index sold short which, except in the case of a short sale “against the box,” would result in a theoretically unlimited loss. As a consequence, the Fund will lose value if and when the prices of particular securities, baskets of securities or indexes rises — a result that is the opposite from traditional equity mutual funds. The holder of a short position is responsible for paying the dividends and interest accruing on the short position. Because dividends and interest accruing on a short position is an expense to the Fund, the performance of the Fund may be adversely impacted by the cost of maintaining its short positions.

Small and Mid-Capitalization Companies Risk

Investing in the securities of small-capitalization and mid-capitalization companies involves greater risks and the possibility of greater price volatility than investing in larger capitalization and more-established companies. Investments in mid-cap companies involve less risk than investing in small-cap companies. Smaller companies may have limited operating history, product lines, and financial resources, and the securities of these companies may lack sufficient market liquidity. Mid-cap companies often have narrower markets and more limited managerial and financial resources than larger, more established companies.

Subadviser’s Investment Strategy Risk

The principal risk of investing in the Fund is that the Fund’s investment strategy will not be successful. While the Subadviser seeks to take advantage of investment opportunities for the Fund that will maximize its investment returns, there is no guarantee that such opportunities will ultimately benefit the Fund. The Subadviser will aggressively change the Fund’s portfolio in response to market conditions that are unpredictable and may expose the Fund to greater market risk than other mutual funds. There is no assurance that the Subadviser’s investment strategy will enable the Fund to achieve its investment objective.

Tax Risk

The Fund’s short sales and transactions in options, futures contracts, hedging transactions, forward contracts and swap contracts will be subject to special tax rules (including mark-to-market, constructive sale, wash sale and short sale rules) the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses.  These rules could, therefore, affect the amount, timing and character of distributions to the Fund’s shareholders.  The Fund’s use of such transactions may result in the Fund realizing more short-term capital gains (subject to tax at ordinary income tax rates) and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions.

ABOUT YOUR INVESTMENT

Share Prices of the Fund

The net asset value (“NAV”) and offering price (NAV plus any applicable sales charges) of each class of shares is determined at 4:00 p.m. (Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for business.  NAV is computed by determining, on a per class basis, the aggregate market value of all assets of the Fund, less its liabilities, divided by the total number of shares outstanding ((assets-liabilities)/number of shares = NAV).  The NYSE is closed on weekends and New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV takes into account, on a per class basis, the expenses and fees of the Fund, including management, administration, and distribution fees (if any), which are accrued daily. The determination of NAV for a share class for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by the Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

Generally, the Fund’s securities are valued each day at the last quoted sales price on each security’s primary exchange. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the last bid on the primary exchange. Securities primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price.  If market quotations are not readily available, securities will be valued at their fair market value as determined in good faith by the advisor in accordance with procedures approved by the Board and evaluated by the Board as to the reliability of the fair value method used.  In these cases, the Fund’s NAV will reflect certain portfolio securities’ fair value rather than their market price.  Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available.

The Fund may use independent pricing services to assist in calculating the value of the Fund’s securities.  In addition, market prices for foreign securities are not determined at the same time of day as the NAV for the Fund. Because the Fund may invest in underlying ETFs which hold portfolio securities primarily listed on foreign exchanges, and these exchanges may trade on weekends or other days when the underlying ETFs do not price their shares, the value of some of the Fund’s portfolio securities may change on days when you may not be able to buy or sell Fund shares.  In computing the NAV, the Fund values foreign securities held by it at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE.  Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates.  If events materially affecting the value of a security in the Fund’s portfolio, particularly foreign securities, occur after the close of trading on a foreign market but before the Fund prices its shares, the security will be valued at fair value.  For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the adviser or subadviser may need to price the security using the Fund’s fair value pricing guidelines. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short term traders.  The determination of fair value involves subjective judgments.  As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value, or from the price that may be realized upon the actual sale of the security.

With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies registered under the 1940 Act, the Fund’s net asset value is calculated based upon the net asset values of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

Shareholder Services

The Board has adopted a shareholder servicing plan for Investor Class shares of the Fund (the “Plan”) which provides that the Adviser may obtain the services of certain financial institutions, broker-dealers and other financial intermediaries (“Shareholder Servicing Agents”) to provide certain shareholder support services for their customers.  The Plan allows the Fund to use part of its assets for shareholder servicing expenses. For these services, the Fund may pay a fee of up to 0.25% of the average daily net assets of Investor Class shares of the Fund attributable to or held by Shareholder Servicing Agent customers. Currently, the Board has approved a shareholder servicing fee for Investor Class shares of the Fund equal to an annual rate of 0.10%. Payments under the Plan are made for the provision of support services to shareholders.  Payments under the Plan may vary and are determined by the Trust in its sole discretion, in amounts up to the currently authorized rate.

Additional Compensation to Financial Intermediaries

The Fund’s distributor, its affiliates, and the Fund’s advisor may, at their own expense and out of their own legitimate profits, provide additional cash payments to financial intermediaries who sell shares of the Fund. Financial intermediaries include brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others. These payments may be in addition to any sales charges that are disclosed elsewhere in this Prospectus. These payments are generally made to financial intermediaries that provide shareholder or administrative services, or marketing support. Marketing support may include access to sales meetings, sales representatives and financial intermediary management representatives, inclusion of the Fund on a sales list, including a preferred or select sales list, or other sales programs. These payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders. The distributor may, from time to time, provide promotional incentives, including reallowance and/or payment of up to the entire sales charge, to certain investment firms. Such incentives may, at the distributor’s discretion, be limited to investment firms who allow their individual selling representatives to participate in such additional commissions.

How to Purchase Shares of the Fund

Share Classes

The Fund offers two classes of shares so that you can choose the class that best suits your investment needs, Investor Class shares and Service Class shares. Service Class shares are offered in a separate prospectus.  For more information about Service Class shares, call 855-582-8006.  The main differences between each class are sales charges and ongoing fees. In choosing which class of shares to purchase, you should consider which will be most beneficial to you given your investment goals, the amount of your purchase and the length of time you expect to hold the shares. Each class of shares in the Fund represents an interest in the same portfolio of investments in the Fund.  Not all share classes may be available for purchase in all states.

Investor Class Shares

The Investor Class share are available to shareholders who invest $1 million or more in the Fund; who are clients of registered investment advisers (other than the Adviser, Subadviser or their affiliates); who invest through accounts maintained by certain financial intermediaries, platforms and programs approved by the Distributor or Fund; and, certain other persons, accounts, entities, and categories of shareholders, as determined in the sole discretion of the Fund or Distributor.

Shares of the Fund have not been registered for sale outside of the United States. The Fund generally does not sell shares to investors residing outside of the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

You may purchase shares of the Fund by sending a completed application form to the following address:

via Regular Mail

or via Overnight Mail

Hundredfold Funds

Hundredfold Funds

c/o Gemini Fund Services, LLC

c/o Gemini Fund Services, LLC

P.O. Box 541150

17605 Wright Street, Suite 2

Omaha, NE 68154-1150

Omaha, NE 68130-2095

The USA PATRIOT Act requires financial institutions, including the Fund, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts. As requested on the Application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted. This information will assist the Fund in verifying your identity. Until such verification is made, the Fund may temporarily limit additional share purchases. In addition, the Fund may limit additional share purchases or close an account if it is unable to verify a shareholder’s identity. As required by law, the Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

Purchase through Brokers

 You may invest in the Fund through brokers or agents who have entered into selling agreements with the Fund’s distributor. The brokers and agents are authorized to receive purchase and redemption orders on behalf of the Fund. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or its designee receives the order. The broker or agent may set their own initial and subsequent investment minimums. You may be charged a fee if you use a broker or agent to buy or redeem shares of the Fund. Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from those applicable to investors purchasing shares directly from the Fund. You should carefully read the program materials provided to you by your servicing agent.

Purchase by Wire

If you wish to wire money to make an investment in the Fund, please call the Fund at 855-582-8006 for wiring instructions and to notify the Fund that a wire transfer is coming. Any commercial bank can transfer same-day funds via wire. The Fund will normally accept wired funds for investment on the day received if they are received by the Fund’s designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds.

Automatic Investment Plan

 You may participate in the Fund’s Automatic Investment Plan, an investment plan that automatically moves money from your bank account and invests it in the Fund through the use of electronic funds transfers or automatic bank drafts. You may elect to make subsequent investments by transfers of a minimum of $100 ($1000 – subsequent investment purchases. See above) on specified days of each month into your established Fund account. Please contact the Fund at 855-582-8006 for more information about the Fund’s Automatic Investment Plan.

Minimum Investment. The Fund’s Adviser and Subadviser also manage two other funds.  The minimum initial and subsequent investments set forth below may be invested in as many of the funds advised by the Fund’s Adviser and Subadviser as you wish. However, you must invest at least $1,000 in any one of the funds. For example, if you decide to invest $25,000 in all three of the funds, you may allocate your initial investment as $15,000, $9,000 and $1,000.

	Minimum Initial Investment	Subsequent Investment
Regular Accounts	$1 million	$0
Retirement Accounts	$1 million	$0

The Adviser may waive these minimum requirements at its discretion. Contact your Financial Advisor for further information.

The Fund, however, reserves the right, in their sole discretion, to reject any application to purchase shares. Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, thrift institution, or credit union in U.S. funds for the full amount of the shares to be purchased. After you open an account, you may purchase additional shares by sending a check together with written instructions stating the name(s) on the account and the account number, to the above address. Make all checks payable to the applicable Fund. The Fund will not accept payment in cash, including cashier’s checks or money orders. Also, to prevent check fraud, the Fund will not accept third party checks, U.S. Treasury checks, credit card checks or starter checks for the purchase of shares.

Note: Gemini Fund Services, LLC, the Fund’s transfer agent, will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Fund, for any check returned to the transfer agent for insufficient funds.

When Order is Processed

 All shares will be purchased at the NAV per share (plus applicable sales charges, if any) next determined after the Fund receives your application or request in good order. All requests received in good order by the Fund before 4:00 p.m. (Eastern time) will be processed on that same day. Requests received after 4:00 p.m. will be processed on the next business day.

Good Order

When making a purchase request, make sure your request is in good order.

“Good order” means your purchase request includes:

•

the name of the applicable Fund

•

the dollar amount of shares to be purchased

•

a completed purchase application or investment stub

•

check payable to the “ the applicable Fund –

Good form means that your purchase (whether direct or through a financial intermediary) is complete and contains all necessary information; has all supporting documentation (such as trust documents, beneficiary designations, proper signature guarantees, IRA rollover forms, etc.); and is accompanied by sufficient purchase proceeds. For a purchase request to be in good form, it must include (1) the name of the Fund; (2) the dollar amount of shares to be purchased; and (3) your purchase application or investment stub. An Account Application that is sent to the Fund’s transfer agent does not constitute a purchase order until the transfer agent processes the Account Application and receives correct payment by check or wire transfer.

Retirement Plans

You may purchase shares of the Fund for your individual retirement plans. Please call the Fund at 855-582-8006 for the most current listing and appropriate disclosure documentation on how to open a retirement account.

How to Exchange Shares of the Fund

You may exchange Investor Class shares of the Fund for shares the Milestone Treasury Obligations Fund, a series of the AdvisorOne Funds (offered in a separate prospectus) at the next determined NAV after receipt of your order in good form without any charges.

Exchanging Shares Purchased Through Your Financial Advisor. If your shares of the Fund were purchased through your Financial Advisor, initiate your exchange order by contacting your Financial Advisor.

Your Financial Advisor is responsible for placing orders promptly with the Fund. Financial Advisors may charge fees for the services they provide to you in connection with processing your transaction order or maintaining your account with them. Each Financial Advisor also may have its own rules about share transactions, limits on the number of share transactions you are permitted to make in a given time period, and may have earlier cut-off times for processing your transaction. For more information about your Financial Advisor’s rules and procedures, you should contact your Financial Advisor directly.

How to Redeem Shares of the Fund

Redeeming Shares

 You may redeem all or any portion of the shares credited to your account by submitting a written request for redemption to:

via Regular Mail

or via Overnight Mail

Hundredfold Funds

Hundredfold Funds

c/o Gemini Fund Services, LLC

c/o Gemini Fund Services, LLC

P.O. Box 541150

17605 Wright Street, Suite 2

Omaha, NE 68154-1150

Omaha, NE 68130-2095

Redemptions by Telephone

The telephone redemption privilege is automatically available to all new accounts except retirement accounts.  If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Fund and instruct it to remove this privilege from your account.  The proceeds, which are equal to number of shares times NAV less any applicable deferred sales charges, will be sent by mail to the address designated on your account or sent electronically, via ACH or wire, directly to your existing account in a bank or brokerage firm in the United States as designated on your application.  To redeem by telephone, call 855-582-8006.  The redemption proceeds normally will be sent by mail or electronically within three business days after receipt of your telephone instructions. IRA accounts are not redeemable by telephone.

The Fund reserves the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days.  Neither the Fund, the transfer agent, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions and you will be required to bear the risk of any such loss.  The Fund or the transfer agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine.  If the Fund and/or the transfer agent do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

Redemptions through Broker

 If shares of the Fund are held by a broker-dealer, financial institution or other servicing agent, you must contact that servicing agent to redeem shares of the Fund.  The servicing agent may charge a fee for this service.

Redemptions by Wire

You may request that your redemption proceeds be wired directly to your bank account. The Fund’s transfer agent imposes a $15 fee for each wire redemption and deducts the fee directly from your account. Your bank may also impose a fee for the incoming wire.

Automatic Withdrawal Plan

 If your individual account, IRA or other qualified plan account has a current account value of at least $50,000, you may participate in the Fund’s Automatic Withdrawal Plan, an investment plan that automatically moves money to your bank account from the Fund through the use of electronic funds transfers. You may elect to make subsequent withdrawals by transfers of a minimum of $500 on specified days of each month into your established bank account. Please contact the Fund at  855-582-8006 for more information about the Fund’s Automatic Withdrawal Plan.

Redemptions in Kind

The Fund reserves the right to honor requests for redemption or repurchase orders by making payment in whole or in part in readily marketable securities (“redemption in kind”) if the amount is greater than $250,000 or 1% of the Fund’s assets. The securities will be chosen by the Fund and valued at the Fund’s net asset value. A shareholder will be exposed to market risk until these securities are converted to cash and may incur transaction expenses in converting these securities to cash.

When Redemptions are Sent

Once the Fund receives your redemption request in “good order” as described below, it will issue a check based on the next determined NAV following your redemption request. The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of a request in “good order.” If you purchase shares using a check and soon after request a redemption, your redemption proceeds will not be sent until the check used for your purchase has cleared your bank (usually within 10 days of the purchase date).

Good Order:  Your redemption request will be processed if it is in “good order.”  To be in good order, the following conditions must be satisfied:

•

The request should be in writing, unless redeeming by telephone, indicating the number of shares or dollar amount to be redeemed;

•

The request must identify your account number;

•

The request should be signed by you and any other person listed on the account, exactly as the shares are registered; and

•

If you request that the redemption proceeds be sent to a person, bank or an address other than that of record or paid to someone other than the record owner(s), or if the address was changed within the last 30 days, or if the proceeds of a requested redemption exceed $50,000, the signature(s) on the request must be medallion signature guaranteed by an eligible signature guarantor.

When You Need Medallion Signature Guarantees:  If you wish to change the bank or brokerage account that you have designated on your account, you may do so at any time by writing to the Fund with your signature guaranteed.  A medallion signature guarantee assures that a signature is genuine and protects you from unauthorized account transfers.  You will need your signature guaranteed if:

•

you request a redemption to be made payable to a person not on record with the Fund;

•

you request that a redemption be mailed to an address other than that on record with the Fund;

•

the proceeds of a requested redemption exceed $50,000;

•

any redemption is transmitted by federal wire transfer to a bank other than the bank of record; or

•

your address was changed within 30 days of your redemption request.

Signatures may be guaranteed by any eligible guarantor institution (including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations).  Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary or other organization.  A notary public cannot guarantee signatures.

Retirement Plans: If you own an IRA or other retirement plan, you must indicate on your redemption request whether the Fund should withhold federal income tax. Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding.

Low Balances: If at any time your account balance falls below $2,000 for non-qualified accounts, the Fund may notify you that, unless the account is brought up to at least $2,000 within 30 days of the notice, your account could be closed.  After the notice period, the Fund may redeem all of your shares and close your account by sending you a check to the address of record. Your account will not be closed if the account balance drops below $2,000 due to a decline in NAV.

Special Situations: There are certain times when you may be unable to sell  Investor Class shares of the Fund or proceeds may be delayed.  This may occur during emergencies, unusual market conditions or when the Fund cannot determine the value of its assets or sell its holdings.  The Fund reserves the right to reject any purchase order or suspend offering of their shares.  Generally, the Fund may reject a purchase if it is disruptive to the efficient management of the Fund.  The Fund may also refuse purchase requests from individuals or groups who have not been approved by the Fund’s Subadviser.

Financial Intermediaries: Certain transactions through a financial intermediary may not be deemed in good form if such financial intermediary failed to notify the Fund of such trade or trades before 4:00 p.m. Eastern time.  In particular, financial intermediaries that transact in shares of the Fund through the Fundserv must, in many cases, notify the Fund of trades before placing them in the Fundserv system.  In the event that a financial intermediary transacts in shares of the Fund through the Fundserv system without notifying the Fund of such trades in advance, such transaction may be deemed not to have been received in good order.   In practice, this means that a confirmation from a financial intermediary is not binding on the Fund.  In the event that a trade is deemed not to have been received in good form, for whatever reason, a purchase, redemption or exchange request may be rejected or canceled and, in the event of a redemption which is canceled, the Fund shall have a right to a return of proceeds.  Cancellation of a trade is processed at the NAV at which the trade was originally received and is completed as soon as practical, ordinarily the next business day.  Please contact your financial intermediary to determine how it processes transactions in shares of the Fund.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Fund discourages and does not accommodate market timing. Frequent trading into and out of the Fund can harm all Fund shareholders by disrupting the Fund’s investment strategies, increasing Fund expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. The Fund is designed for long-term investors and is not intended for market timing or other disruptive trading activities. Accordingly, the Trust’s Board has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change. The Fund currently uses several methods to reduce the risk of market timing. These methods include:

•

Committing staff to review, on a continuing basis, recent trading activity in order to identify trading activity that may be contrary to the Fund’s “Market Timing Trading Policy;”

•

Reject or limit specific purchase requests; and

•

Reject purchase requests from certain investors.

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Fund seeks to make judgments and applications that are consistent with the interests of the Fund’s shareholders.

Based on the frequency of redemptions in your account, the advisor, sub-advisor or transfer agent may in its sole discretion determine that your trading activity is detrimental to the Fund as described in the Fund’s Market Timing Trading Policy and elect to (i) reject or limit the amount, number, frequency or method for requesting future purchases into the Fund and/or (ii) reject or limit the amount, number, frequency or method for requesting future exchanges or redemptions out of the Fund.

The Fund reserves the right to reject or restrict purchase requests for any reason, particularly when the shareholder’s trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities. Neither the Fund nor the Adviser or Subadviser will be liable for any losses resulting from rejected purchase orders. The Adviser or Subadviser may also bar an investor who has violated these policies (and the investor’s financial advisor) from opening new accounts with the Fund.

Although the Fund attempts to limit disruptive trading activities, some investors use a variety of strategies to hide their identities and their trading practices. There can be no guarantee that the Fund will be able to identify or limit these activities. Omnibus account arrangements are common forms of holding shares of the Fund.  While the Fund will encourage financial intermediaries to apply the Fund’s Market Timing Trading Policy to their customers who invest indirectly in the Fund, the Fund is limited in their ability to monitor the trading activity or enforce the Fund’s Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, the Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Fund’s Market Timing Trading Policy to their customers through such methods as implementing short-term trading limitations or restrictions and monitoring trading activity for what might be market timing, the Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Fund’s Market Timing Trading Policy. Brokers maintaining omnibus accounts with the Fund have agreed to provide shareholder transaction information to the extent known to the broker to the Fund upon request. If the Fund or its transfer agent or shareholder servicing agent suspects there is market timing activity in the account, the Fund will seek full cooperation from the service provider maintaining the account to identify the underlying participant. At the request of the advisor, the service providers may take immediate action to stop any further short-term trading by such participants.

TAX STATUS, DIVIDENDS AND DISTRIBUTIONS

Any sale or exchange of the Fund’s shares may generate tax liability (unless you are a tax-exempt investor or your investment is in a qualified retirement account).  When you redeem your shares you may realize a taxable gain or loss.  This is measured by the difference between the proceeds of the sale and the tax basis for the shares you sold.  (To aid in computing your tax basis, you generally should retain your account statements for the period that you hold shares in the Fund.)

The Fund intends to distribute substantially all of its net investment income and net capital gains annually in December.  Dividends from net investment income (including any excess of net short-term capital gain over net long-term capital loss) are taxable to investors as ordinary income, while distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are generally taxable as long-term capital gain, regardless of your holding period for the shares.  Any dividends or capital gain distributions you receive from the Fund will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash.  Certain dividends or distributions declared in October, November or December will be taxed to shareholders as if received in December if they are paid during the following January.  Each year the Fund will inform you of the amount and type of your distributions.  IRAs and other qualified retirement plans are exempt from federal income taxation until retirement proceeds are paid out to the participant.

Your redemptions, including exchanges, may result in a capital gain or loss for federal income tax purposes.  A capital gain or loss on your investment is the difference between the cost of your shares, including any sales charges, and the amount you receive when you sell them.

On the account application, you will be asked to certify that your social security number or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS.  If you are subject to backup withholding or you did not certify your taxpayer identification number, the IRS requires the Fund to withhold a percentage of any dividend, redemption or exchange proceeds.  The Fund reserves the right to reject any application that does not include a certified social security or taxpayer identification number.  If you do not have a social security number, you should indicate on the purchase form that your application to obtain a number is pending.  The Fund is required to withhold taxes if a number is not delivered to the Fund within seven days.

This summary is not intended to be and should not be construed to be legal or tax advice.  This summary is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. The tax considerations relevant to a specific shareholder depend upon its specific circumstances, and this summary does not attempt to discuss all potential tax considerations that could be relevant to a prospective shareholder with respect to the Fund or their investments. This general summary is based on the Internal Revenue Code of 1986, as amended (the “Code”), the Federal Income Tax Regulations promulgated thereunder, and administrative and judicial interpretations thereof as of the date hereof, all of which are subject to change (potentially on a retroactive basis). You should consult your own independent tax advisors to determine the tax consequences of owning shares of the Fund.

DISTRIBUTION OF SHARES

Distributor: Ceros Financial Services, Inc., 1445 Research Boulevard, #530, Rockville, MD 20850, is the distributor for the shares of the Fund. Ceros Financial Services, Inc. is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of the Fund are offered on a continuous basis.

Householding. To reduce expenses, the Fund mails only one copy of the prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Fund at 855-582-8006 on days the Fund is open for business or contact your financial institution.  The Fund will begin sending you individual copies thirty days after receiving your request.

ADDITIONAL INFORMATION

Management of the Fund

Advisors Preferred LLC (“Advisors Preferred”) located at 1445 Research Boulevard, #530, Rockville, MD 20850 provides investment services to the Fund.   Hundredfold Advisors, LLC, (“Hundredfold”)  serves as the sub-advisor to the Fund.

Under an investment advisory agreement (“Advisory Agreement”) between the Hundredfold Funds and Advisors Preferred, the Fund pays Advisors Preferred fees at an annualized rate of 1.00% of its average daily net assets.

Advisors Preferred has retained Hundredfold to serve as Subadviser to the Fund under an investment Subadvisory Agreement (“Subadvisory Agreement”). Hundredfold is located at 2940 N. Lynnhaven Road, Suite 210A, Virginia Beach, VA 23452. Hundredfold was established in 2004 as a registered investment adviser under the Investment Advisers Act of 1940. Hundredfold was created by a not-for-profit foundation to receive as a contribution the professional services of Mr. Ralph J. Doudera and to sell those services to unrelated business entities. Hundredfold’s services are based on research and analysis generated by the portfolio manager, Mr. Doudera. Mr. Doudera’s history as an investment manager is discussed below. Mr. Doudera is not compensated for his research and analysis for Hundredfold.

A discussion regarding the basis on which the Board of Trustees approved the Advisory Agreement and Subadvisory Agreement is included in the Fund’s Semi-Annual Report to shareholders for the period ended February 29, 2012.

Hundredfold manages the Fund’s assets under the supervision of Advisors Preferred. Under the Subadvisory Agreement, Hundredfold directs the allocation of the Fund’s assets among various investment vehicles selected by Hundredfold. Advisors Preferred implements Hundredfold’s allocation decisions for the Fund by placing all brokerage orders for the purchase and sale of those securities.

PORTFOLIO HOLDINGS INFORMATION

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information. Disclosure of the Fund’s holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. The Annual and Semi-Annual Reports are available by contacting the Hundredfold Funds c/o Gemini Fund Services LLC, 17605 Wright Street, Suite 2, Omaha, NE 68130 or calling 855-582-8006.

MASTER/FEEDER OPTION

The Fund may in the future operate under a master/feeder structure. This means that the Fund would be a “feeder” fund that attempts to meet its objective by investing all its investable assets in a “master” fund with the same investment objective. The “master” fund would purchase securities for investment. It is expected that any such investment company would be managed by Advisors Preferred in substantially the same manner as the Fund. If permitted by law at that time, the Board of Trustees may approve the implementation of such a structure for one or more Fund without seeking shareholder approval. However, the Trustees’ approval will be given only if the investments in the master fund(s) is (are) in the best interests of the Fund and its shareholders. In making that determination, the Trustees will consider, among other things, the benefits to shareholders and/or the opportunity to reduce costs and achieve operational efficiencies. You also will receive a 30-day notice prior to the implementation of the master/feeder structure for your Fund.

FINANCIAL HIGHLIGHTS

Because the Fund has only recently commenced investment operations of Investor Class shares, financial highlights are presented for Service Class shares of the Fund.

The financial highlights table is intended to help you understand the financial performance of the Service Class shares of the Fund for the periods indicated. The Fund is a continuation of the Predecessor Fund, and, therefore, the financial information for the Fund include results of the Predecessor Fund.  The information shown below was audited by the Predecessor Fund’s auditor, whose report, along with the Predecessor Fund’s financial statements, are included in the Predecessor Fund’s Annual Report, which is available upon request. Certain information reflects financial results for a single Service Class share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Predecessor Fund (assuming reinvestment of all dividends and other distributions).

                                                                                                                     RATIOS TO AVERAGE NET ASSETS

Year/ Period	NAV, Beginning of Year/ Period	Net Investment Income (Loss)(2)	Net Realized and Unrealized Gain (Loss) on Investments	Net Increase (Decrease) in NAV Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Return of Capital Distributions	Total Distributions	NAV, End of Year/Period	Total Return (3)	Net Assets, End of Year/ Period (,000)	Total Expenses (1)	Net Expenses (1)	Net Investment Income (Loss) After Expense Reimburse-ment/ Recoup- ment (1)	Portfolio Turnover Rate (4)
Spectrum Select Alternative Fund
Year Ended August 31, 2011	$22.20	$0.41	$1.12	$1.53	$(0.43)	$(0.64)	$ __	$(1.07)	$22.66	6.95%	$58,084	2.55%	2.55%	1.79%	360%
Year Ended August 31, 2010	20.36	0.36	2.35	2.71	(0.87)	__	__	(0.87)	22.20	13.51%	45,150	2.55%	2.55%	1.69%	192%
Year Ended August 31, 2009	18.33	0.50	2.00	2.50	(0.47)	__	__	(0.47)	20.36	14.09%	28,081	2.67%	2.59%	2.76%	297%
Year Ended August 31, 2008	20.02	0.33	(1.58)	(1.25)	(0.43)	(0.01)	__	(0.44)	18.33	(6.38%)	24,990	2.57%	2.57%	1.68%	127%
Year Ended August 31, 2007	19.54	0.57	0.76	1.33	(0.85)	__	__	(0.85)	20.02	6.93%	40,757	2.44%	2.44%	2.82%	260%

(1)

Annualized

(2)

Net investment income (loss) per share represents net investment income (loss) divided by the daily average shares of beneficial interest outstanding throughout each period.

(3)

All returns reflect reinvested dividends, if any, but do not reflect the impact of taxes.

(4)

Portfolio turnover is calculated without regard to short-term securities having a maturity of less than one year. Investments in options, swaps, and futures contracts and repurchase agreements are deemed short-term securities. The Predecessor Fund’s aggressive investment strategy may result in significant portfolio turnover to take advantage of anticipated changes in market conditions.

*Amount is less than $0.01 per share.

(5)

Amount is less than $0.01 per share

(6)

The Adviser made a contribution due to a trading error. If the contribution had not been made, the total return would have been 7.38%

Privacy Notice

                                               Rev. October 2011

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST II (“NLFT II”) DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number • Employment information • Account balances	• Account transactions • Income • Investment experience
When you are no longer our customer, we continue to share your information as described in this notice.
How?

All financial companies need to share a customer’s personal information to run their everyday business - to process transactions, maintain customer accounts, and report to credit bureaus. In the section below, we list the reasons financial companies can share their customer's personal information; the reasons NLFT II chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does NLFT II share?	Can you limit this sharing?
For our everyday business purposes -- such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes -- to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes -- information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes -- information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share
Questions?	Call 1-402-493-4603

Page 2
Who we are
Who is providing this notice?	Northern Lights Fund Trust II
What we do
How does NLFT II protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does NLFT II collect my personal information?	We collect your personal information, for example, when you:
	• open an account • give us your income information • provide employment information	• provide account information • give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?

Federal law gives you the right to limit only

•

sharing for affiliates’ everyday business purposes—information about your creditworthiness

•

affiliates from using your information to market to you

•

sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

The following companies may be considered affiliates of NLFT II:

•

CLS Investments, LLC

•

NorthStar Financial Services Group, LLC

•

Gemcom, LLC

•

Gemini Fund Services, LLC

•

Northern Lights Compliance Services, LLC

•

Northern Lights Distributors, LLC

•

Orion Advisor Services, LLC

•

Constellation Trust Company

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • NLFT II does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products and services to you. • Our joint marketing partners include other financial service companies.

Hundredfold Funds

Advisor	Advisors Preferred LLC 1445 Research Boulevard, #530 Rockville, MD 20850	Distributor	Ceros Financial Services, Inc. 1445 Research Boulevard, #530 Rockville, MD 20850
Custodian	U.S. Bank N.A. 1555 North River Center Drive, Suite 302, Milwaukee, WI 53212	Legal Counsel	Alston & Bird LLP 950 F Street NW Washington, DC 20004
Transfer Agent	Gemini Fund Services, LLC 17605 Wright Street, Suite 2 Omaha, NE 68137	Independent Registered Public Accountant	Cohen Fund Audit Services, Ltd. 800 Westpoint Pkwy, Suite 1100 Westlake, OH 44145

Additional information about the Fund is included in the Fund’s Statement of Additional Information dated [July __, 2012] (the “SAI”). The SAI is incorporated into this Prospectus by reference (i.e., legally made a part of this Prospectus). The SAI provides more details about the Fund’s policies and management.  Additional information about the Predecessor Fund’s investments will also be available in the Predecessor Fund’s Annual and Semi-Annual Reports to Shareholders.  In the Predecessor Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected each Predecessor Fund’s performance during its last fiscal year.

To obtain a free copy of the SAI and the Predecessor Fund’s Annual Report and the Fund’s Semi-Annual Report to Shareholders, or other information about the Fund, or to make shareholder inquiries about the Fund, please call 855-582-8006 or visit www.Hundredfoldselect.com.  You may also write to:

Hundredfold Funds

c/o Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha, Nebraska 68130

You may review and obtain copies of the Fund’s information at the SEC Public Reference Room in Washington, D.C. Please call 1-202-551-8090 for information relating to the operation of the Public Reference Room. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-0102.

Investment Company Act File # 811-22549

HUNDREDFOLD FUNDS

HUNDREDFOLD SELECT ALTERNATIVE FUND
 Service Class (SFHYX)

Investor Class Shares [ticker]

HUNDREDFOLD SELECT GLOBAL FUND
 Service Class (SFGPX)

HUNDREDFOLD SELECT EQUITY FUND
 Service Class (SFEOX)

STATEMENT OF ADDITIONAL INFORMATION

www.HundredfoldSelect.com

The Northern Lights Fund Trust II (the “Trust”) is a management investment company, or mutual fund that offers shares of a variety of investment portfolios to the public. This Statement of Additional Information (“SAI”) relates to the Service Class and Investor Class shares of three of those portfolios, the Hundredfold Select Alternative Fund, Hundredfold Select Global Fund and Hundredfold Select Equity Fund (each, a “Fund”).

This SAI dated [August _-, 2012], is not a prospectus. It should be read in conjunction with the Funds’ Prospectus dated March 13, 2012 and the  Investor Class Prospectus for the Hundredfold Select Alternative Fund dated August __, 2012 (each a “Prospectus”). This SAI is incorporated by reference into the Prospectuses. In other words, it is legally part of the Prospectuses.

To receive a copy of a Prospectus, without charge, write or call the Trust at the address or telephone number above.

Dated: August __, 2012

THE HUNDREDFOLD FUNDS

Each of the Hundredfold Select Alternative Fund, the Hundredfold Select Global Fund, and the Hundredfold Select Equity Fund (each a “Fund,” and together the “Funds”) is a diversified series of Northern Lights Fund Trust II, a Delaware statutory trust (the “Trust”) organized on August 26, 2010.  Each Fund was organized to acquire substantially all the assets of a predecessor fund (each a “Predecessor Fund” and together a “Predecessor Fund”), each a series of the predecessor trust (the “Predecessor Trust”) effective October 3, 2011 (the “Reorganization”). The Reorganization was a tax-free event for both the Funds and the Predecessor Funds and their respective shareholders.

The Trust is registered as an open-end management investment company.  The Trust is governed by its Board of Trustees (the “Board” or “Trustees”).  Each Fund may issue an unlimited number of shares of beneficial interest. All shares of a Fund have equal rights and privileges.  Each share of the Fund is entitled to one vote on all matters as to which shares are entitled to vote.  In addition, each share of a Fund is entitled to participate equally with other shares (i) in dividends and distributions declared by the Fund and (ii) on liquidation to its proportionate share of the assets remaining after satisfaction of outstanding liabilities.  Shares of the Funds are fully paid, non-assessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights.  Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share.

Each Fund is a diversified series of the Trust.  Each Fund’s investment objective, restrictions and policies are more fully described here and in the Prospectus.  The Board may add classes to and reclassify the shares of each Fund, start other series and offer shares of a new fund under the Trust at any time.

Each Fund offers  Service Class shares.  The Hundredfold Select Alternative Fund also offers Investor Class shares. Each share class represents an interest in the same assets of a Fund, has the same rights and is identical in all material respects except that (i) each class of shares may be subject to different (or no) sales loads, (ii) each class of shares may bear different (or no) distribution fees; (iii) each class of shares may have different shareholder features, such as minimum investment amounts; (iv) certain other class-specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees paid by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees’ fees or expenses paid as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares and (v) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements.  Each share of a Fund is entitled to one vote on all matters as to which shares are entitled to vote.  In addition, each share of a Fund is entitled to participate equally with other shares on a class-specific basis (i) in dividends and distributions declared by the Fund and (ii) on liquidation to its proportionate share of the assets remaining after satisfaction of outstanding liabilities.  Shares of each Fund are fully paid, non-assessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights. Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share.

Under the Trust’s Agreement and Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his/her earlier death, incapacity, resignation or removal.  Shareholders can remove a Trustee to the extent provided by the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules and regulations promulgated thereunder.  Vacancies may be filled by a majority of the remaining Trustees, except insofar as the 1940 Act may require the election by shareholders.  As a result, normally no annual or regular meetings of shareholders will be held unless matters arise requiring a vote of shareholders under the Agreement and Declaration of Trust or the 1940 Act.

Advisors Preferred LLC (the “Adviser”) serves as the investment adviser to the Funds.  Hundredfold Advisors LLC (the “Subadviser”) serves as the investment subadviser to the Funds.

INVESTMENT POLICIES AND TECHNIQUES

The Select Alternative Fund will primarily invest in a combination of equity and fixed-income securities, either directly or indirectly in such securities or through exchange-traded funds (“ETFs”), other investment companies and derivative instruments. The Select Global Fund will primarily invest in international equity and debt securities, including debt securities rated below investment grade, commonly referred to as “junk bonds.” The Select Equity Fund, under normal market conditions, will invest 80% of its net assets (plus any borrowings for investment purposes) in equity securities or derivatives of such securities. Each Fund may engage in the investment strategies discussed below. There is no assurance that any of these strategies or any other strategies and methods of investment available to the Funds will result in the achievement of their objectives.

This section provides a detailed description of the securities in which a Fund may invest to achieve its investment objective, the strategies it may employ and the corresponding risks of such securities and strategies. The greatest risk of investing in a mutual fund is that its returns will fluctuate and you could lose money. Recent events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets. Both domestic and foreign equity markets could experience increased volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected, and it is uncertain whether or for how long these conditions could continue. The U.S. Government has already taken a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity.

Reduced liquidity in equity, credit and fixed-income markets may adversely affect many issuers worldwide. This reduced liquidity may result in less money being available to purchase raw materials, goods and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It also may result in emerging market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their stock prices. These events and possible continued market turbulence may have an adverse effect on the Funds.

American Depositary Receipts (“ADRs”)

The Funds may invest in ADRs and sell ADRs short. ADRs are U.S. dollar-denominated receipts representing interests in the securities of a foreign issuer, which securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by U.S. banks and trust companies that evidence ownership of underlying securities issued by a foreign corporation. ADRs include ordinary shares and New York shares (shares issued by non-U.S. companies that are listed on a U.S. securities exchange). ADRs may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the depositary security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities. ADRs are not necessarily denominated in the same currency as the underlying securities to which they may be connected. Generally, ADRs in registered form are designed for use in the U.S. securities market and ADRs in bearer form are designed for use outside the United States. For investment purposes, ADRs are not considered to be foreign securities by the Funds.

Asset-Backed Securities

The Funds may invest in asset-backed securities of any rating or maturity. Asset-backed securities are securities issued by trusts and special purpose entities that are backed by pools of assets, such as automobile and credit-card receivables and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). Typically, the originator of the loan or accounts receivable paper transfers it to a specially created trust, which repackages it as securities with a minimum denomination and a specific term. The securities are then privately placed or publicly offered. Examples include certificates for automobile receivables and so-called plastic bonds, backed by credit card receivables.

The value of an asset-backed security is affected by, among other things, changes in the market’s perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans and the financial institution providing any credit enhancement. Payments of principal and interest passed through to holders of asset-backed securities are frequently supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by having a priority to certain of the borrower’s other assets. The degree of credit enhancement varies, and generally applies to only a portion of the asset-backed security’s par value. Value is also affected if any credit enhancement has been exhausted.

Bank Obligations

Money Market Instruments. The Funds may invest in bankers’ acceptances, certificates of deposit, demand and time deposits, savings shares and commercial paper of domestic banks and savings and loans that have assets of at least $1 billion and capital, surplus, and undivided profits of over $100 million as of the close of their most recent fiscal year, or instruments that are insured by the Bank Insurance Fund or the Savings Institution Insurance Fund of the Federal Deposit Insurance Corporation (“FDIC”). The Funds also may invest in high quality, short-term, corporate debt obligations, including variable rate demand notes, having a maturity of one year or less. Because there is no secondary trading market in demand notes, the inability of the issuer to make required payments could impact adversely a Fund’s ability to resell when it deems advisable to do so.

Bankers’ Acceptances. Bankers’ acceptances generally are negotiable instruments (time drafts) drawn to finance the export, import, domestic shipment or storage of goods. They are termed “accepted” when a bank writes on the draft its agreement to pay it at maturity, using the word “accepted.” The bank is, in effect, unconditionally guaranteeing to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset, or it may be sold in the secondary market at the going rate of interest for a specified maturity.

Certificates of Deposit (“CDs”). The FDIC is an agency of the U.S. government that insures the deposits of certain banks and savings and loan associations up to $250,000 per deposit. The interest on such deposits may not be insured to the extent this limit is exceeded. Current federal regulations also permit such institutions to issue insured negotiable CDs in amounts of $250,000 or more without regard to the interest rate ceilings on other deposits. To remain fully insured, these investments must be limited to $250,000 per insured bank or savings and loan association.

Commercial Paper. Commercial paper includes notes, drafts or similar instruments payable on demand or having a maturity at the time of issuance not exceeding nine months, exclusive of days of grace or any renewal thereof. The Funds may invest in commercial paper rated A-1 or A-2 by Standard and Poor’s 500 Composite Stock IndexTM (“S&P®”) or Prime-1 or Prime-2 by Moody’s Investors Service, Inc. (“Moody’s”), and in other lower quality commercial paper.

Corporate Debt Securities

The Funds may invest in investment grade corporate debt securities. Investment grade corporate bonds are those rated BBB or better by S&P® or Baa or better by Moody’s. Securities rated BBB by S&P® are considered investment grade, but Moody’s considers securities rated Baa to have speculative characteristics. See Appendix A for a description of corporate bond ratings.

Corporate debt securities are fixed-income securities issued by businesses to finance their operations, although corporate debt instruments may also include bank loans to companies. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or un-secured status. Commercial paper has the shortest term and is usually unsecured.

The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest.

Because of the wide range of types, and maturities, of corporate debt securities, as well as the range of creditworthiness of its issuers, corporate debt securities have widely varying potentials for return and risk profiles. For example, commercial paper issued by a large established domestic corporation that is rated investment-grade may have a modest return on principal, but carries relatively limited risk. On the other hand, a long-term corporate note issued by a small foreign corporation from an emerging market country that has not been rated may have the potential for relatively large returns on principal, but carries a relatively high degree of risk.

Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that a Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment-grade are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities. Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms.

Equity Securities

Common Stocks. The Funds may invest in common stocks. Common stocks represent the residual ownership interest in the issuer and are entitled to the income and increase in the value of the assets and business of the entity after all of its obligations and preferred stock are satisfied. Common stocks generally have voting rights. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

Convertible Securities. The Funds may invest in convertible securities. Convertible securities include corporate bonds, notes and preferred stock that can be converted into or exchanged for a prescribed amount of common stock of the same or a different issue within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible stock matures or is redeemed, converted or exchanged. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than nonconvertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock. When investing in convertible securities, the Funds may invest in the lowest credit rating category.

Preferred Stock. The Funds may invest in preferred stock. A preferred stock blends the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and its participation in the issuer’s growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors if the issuer is dissolved. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer. When investing in preferred stocks, the Funds may invest in the lowest credit rating category.

Warrants and Rights. The Funds may purchase warrants and rights, which are instruments that permit a Fund to acquire, by subscription, the capital stock of a corporation at a set price, regardless of the market price for such stock. Warrants may be either perpetual or of limited duration, but they usually do not have voting rights or pay dividends. The market price of warrants is usually significantly less than the current price of the underlying stock. Thus, there is a greater risk that warrants might drop in value at a faster rate than the underlying stock.

Foreign Securities

The Funds may have both direct and indirect exposure to foreign securities through investments in stock index futures contracts, options on stock index futures contracts and options on securities and on stock indices. In most cases, the best available market for foreign securities will be on exchanges or in over-the-counter (“OTC”) markets located outside the United States.

Investing in foreign securities carries political and economic risks distinct from those associated with investing in the United States. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on or delays in the removal of funds or other assets of a Fund, political or financial instability or diplomatic and other developments that could affect such investments. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or to convert currency into U.S. dollars. There may be a greater possibility of default by foreign governments or foreign-government sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic or social instability, military action or unrest or adverse diplomatic developments.

Illiquid Investments and Restricted Securities

The Funds may purchase and hold illiquid investments. The Funds will not purchase or otherwise acquire any security if, as a result, more than 15% of its net assets (taken at current value) would be invested in investments that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. This policy does not include restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (“1933 Act”), which the Trust’s Board of Trustees (“Board” or “Trustees”) or Advisors Preferred LLC (“Advisors Preferred” or “Adviser”), the Funds’ investment adviser, has determined under Board-approved guidelines are liquid. The Funds do not currently anticipate investing in such restricted securities.

The term “illiquid investments” for this purpose means investments that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the investments. Investments currently considered to be illiquid include: (1) repurchase agreements not terminable within seven days; (2) securities for which market quotations are not readily available; (3) OTC options and their underlying collateral; (4) bank deposits, unless they are payable at principal amount plus accrued interest on demand or within seven days after demand; (5) restricted securities not determined to be liquid pursuant to guidelines established by the Board; and (6) in certain circumstances, securities involved in swap, cap, floor or collar transactions. The assets used as cover for OTC options written by a Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that a Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

A Fund may not be able to sell illiquid investments when Advisors Preferred or Hundredfold Advisers LLC, (“Hundredfold” or “Subadviser”) considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were liquid. (Collectively, Advisors Preferred and Hundredfold are referred to herein as “Advisers” in certain circumstances.) In addition, the sale of illiquid investments may require more time and result in higher dealer discounts and other selling expenses than does the sale of investments that are not illiquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and investment in illiquid investments may have an adverse impact on NAV.

Rule 144A establishes a “safe harbor” from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that have developed as a result of Rule 144A provide both readily ascertainable values for certain restricted securities and the ability to liquidate an investment to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible securities held by a Fund, however, could affect adversely the marketability of such portfolio securities and a Fund may be unable to dispose of such securities promptly or at reasonable prices.

Indexed Securities

The Funds may purchase indexed securities, which are securities, the value of which varies positively or negatively in relation to the value of other securities, securities indices or other financial indicators, consistent with its investment objective. Indexed securities may be debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Recent issuers of indexed securities have included banks, corporations and certain U.S. government agencies.

The performance of indexed securities depends to a great extent on the performance of the security or other instrument to which they are indexed and also may be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates. Indexed securities may be more volatile than the underlying instruments. Certain indexed securities that are not traded on an established market may be deemed illiquid. See “Illiquid Investments and Restricted Securities” above.

The Funds may invest in Standard & Poor’s Depositary Receipts® (“SPDRs®”). SPDRs® represent ownership in the SPDR Trust Series 1, a unit investment trust that holds a portfolio of common stocks designed to track the price performance and dividend yield of the Standard & Poor’s 500 Composite Stock Price IndexTM (“S&P 500® Index”) and whose shares trade on the American Stock Exchange® (“AMEX®”). The value of SPDRs® fluctuates in relation to changes in the value of the underlying portfolio of common stocks. The market price of SPDRs®, however, may not be equivalent to the pro rata value of the S&P 500® Index. SPDRs® are subject to the risks of an investment in a broadly based portfolio of common stocks.

The Funds may invest in DIAMONDS®. DIAMONDS® represent an investment in a unit investment trust (“DIAMONDS® Trust”) that owns shares in proportion to the weightings of the stocks comprising the Dow Jones Industrial Average® (“DJIA®”). The DIAMONDS® Trust is structured so that its shares trade at approximately 1/100 (one one-hundredth) of the value of the DJIA®. The DIAMONDS® Trust’s shares trade on the AMEX®. An investment in DIAMONDS® is subject to risks similar to those of other diversified stock portfolios, including market volatility and that the general level of stock prices may decline. Although DIAMONDS® are designed to provide investment results that generally correspond to the price and yield performance of the DJIA®, the DIAMONDS® Trust may not be able to exactly replicate the performance of the DJIA® because of trust expenses and other factors.

The Funds may invest in NASDAQ-100 Index Tracking Stock®, often referred to as QQQQs®. QQQQs® represent ownership in the NASDAQ-100 Trust, a unit investment trust that holds a portfolio of common stocks designed to track the price performance and dividend yield of the NASDAQ-100 Index® (“NASDAQ-100®”) and whose shares trade on the AMEX®. The value of the QQQQs® fluctuates in relation to changes in the value of the underlying portfolio of common stocks. The market price of QQQQs®, however, may not be equivalent to the pro rata value of the NASDAQ-100®. QQQQs® are subject to the risks of an investment in a broadly based portfolio of common stocks.

Investments in indexed securities, such as SPDRs®, DIAMONDS® and QQQQs®, are considered investments in other investment companies discussed below. The Funds may invest, instead of or in addition to these indexed securities, in shares of alternate ETFs tracking the same market indices or other market indices within the same general market.

Junk Bonds

The Funds may invest in lower-rated debt securities of any maturity, often called “Junk Bonds.” “Junk Bonds,” generally offer a higher current yield than that available for higher-grade issues. However, lower-rated securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress that could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, the market for lower-rated debt securities has expanded rapidly in recent years, and its growth paralleled a long economic expansion. At times in recent years, the prices of many lower-rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower-rated debt securities rose dramatically, but such higher yields did not reflect the value of the income stream that holders of such securities expected, but rather, the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers’ financial restructuring or default. There can be no assurance that such declines will not recur.

The market for lower-rated debt securities generally is thinner and less active than that for higher quality securities, which may limit the Funds’ ability to sell such securities at fair value in response to changes in the economy or financial markets. Adverse publicity and investor perceptions, whether based on fundamental analysis, may also decrease the values and liquidity of lower-rated securities, especially in a thinly traded market.

Money Market Mutual Funds

The Fund may invest in money market mutual funds in connection with its management of daily cash positions or as a temporary defensive measure.  Generally, money market mutual funds seek to earn income consistent with the preservation of capital and maintenance of liquidity.  They primarily invest in high quality money market obligations, including securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, bank obligations and high-grade corporate instruments.  These investments generally mature within 397 days from the date of purchase.  An investment in a money market mutual fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency.  The Fund’s investments in money market mutual funds may be used for cash management purposes and to maintain liquidity in order to satisfy redemption requests or pay unanticipated expenses.

Your cost of investing in the Fund will generally be higher than the cost of investing directly in the underlying money market mutual fund shares.  You will indirectly bear fees and expenses charged by the underlying money market mutual funds in addition to the Fund’s direct fees and expenses.  Furthermore, the use of this strategy could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes payable by you.

Mortgage-Backed Securities

A mortgage-backed security is a type of pass-through security, which is a security representing pooled debt obligations repackaged as interests that pass income through an intermediary to investors. In the case of mortgage-backed securities, the ownership interest is in a pool of mortgage loans.

Mortgage-backed securities are most commonly issued or guaranteed by the Government National Mortgage Association (“Ginnie Mae® or “GNMA”), Federal National Mortgage Association (“Fannie Mae©” or “FNMA”) or Federal Home Loan Mortgage Corporation (“Freddie Mac©” or “FHLMC”), but may also be issued or guaranteed by other private issuers. GNMA is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities. FNMA is a publicly owned, government-sponsored corporation that mostly packages mortgaged backed by the Federal Housing Administration, but also sells some non-governmentally backed mortgages. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest only by FNMA. The FHLMC is a publicly chartered agency that buys qualifying residential mortgages from lenders, re-packages them and provide certain guarantees. The corporation’s stock is owned by savings institutions across the United States and is held in trust by the Federal Home Loan Bank System. Pass-through securities issued by the FHLMC are guaranteed as to timely payment of principal and interest only by the FHLMC.

Mortgage-backed securities issued by private issuers, whether such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. government. The average life of a mortgage-backed security is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool.

Collateralized mortgage obligations (“CMOs”) are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collateral collectively hereinafter referred to as “Mortgage Assets”). Multi-class pass-through securities are interests in a trust composed of Mortgage Assets and all references in this section to CMOs include multi-class pass-through securities. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrued on all classes of the CMOs on a monthly, quarterly or semiannual basis. The principal and interest payments on the Mortgage Assets may be allocated among the various classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgages are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.

Stripped mortgage-backed securities (“SMBS”) are derivative multi-class mortgage securities. A Fund will only invest in SMBS that are obligations backed by the full faith and credit of the U.S. government. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A Fund will only invest in SMBS whose mortgage assets are U.S. government obligations. A common type of SMBS will be structured so that one class receives some of the interest and most of the principal from the mortgage assets, while the other class receives most of the interest and the remainder of the principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities. The market value of any class which consists primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates.

Investment in mortgage-backed securities poses several risks, including among others, prepayment, market and credit risk. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment’s average life and perhaps its yield. Whether a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions. Market risk reflects the risk that the price of a security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and the Fund invested in such securities wishing to sell them may find it difficult to find a buyer for such securities, which may in turn decrease the price at which they may be sold. Credit risk reflects the risk that a Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions. With respect to GNMA certificates, although GNMA guarantees timely payment even if homeowners delay or default, tracking the “pass-through” payments may, at times, be difficult.

Options, Futures and Other Strategies

General. A Fund may use certain options (traded on an exchange or OTC, or otherwise), futures contracts (sometimes referred to as “futures”) and options on futures contracts (collectively, “Financial Instruments”) as a substitute for a comparable market position in the underlying security, to attempt to hedge or limit the exposure of a Fund’s position, to create a synthetic money market position, for certain tax-related purposes and to effect closing transactions.

The use of Financial Instruments is subject to applicable regulations of the SEC, the several exchanges upon which they are traded and the Commodity Futures Trading Commission (“CFTC”). In addition, a Fund’s ability to use Financial Instruments will be limited by tax considerations. See “Dividends, Other Distributions and Taxes.” Pursuant to a claim for exemption filed with the National Futures Association on behalf of each Fund, each Fund is not deemed to be a commodity pool operator or a commodity pool under the Commodity Exchange Act and is not subject to registration or regulation as such under the Commodity Exchange Act.

In addition to the instruments, strategies and risks described below and in the Prospectus, the Advisers may discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These new opportunities may become available as the Advisers develop new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. The Advisers may utilize these opportunities to the extent that they are consistent with a Fund’s investment objective and permitted by a Fund’s investment limitations and applicable regulatory authorities. The Funds’ Prospectus or this SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

Special Risks. The use of Financial Instruments involves special considerations and risks, certain of which are described below. Risks pertaining to particular Financial Instruments are described in the sections that follow.

(1) Successful use of most Financial Instruments depends upon the Advisers’ ability to predict movements of the overall securities markets, which requires different skills than predicting changes in the prices of individual securities. The ordinary spreads between prices in the cash and futures markets, due to the differences in the natures of those markets, are subject to distortion. Due to the possibility of distortion, a correct forecast of stock market trends by the Advisers may still not result in a successful transaction. The Advisers may be incorrect in their expectations as to the extent of market movements or the time span within which the movements take place that, thus, may result in the strategy being unsuccessful.

(2) Options and futures prices can diverge from the prices of their underlying instruments. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect or no correlation also may result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, and from imposition of daily price fluctuation limits or trading halts.

(3) As described below, a Fund might be required to maintain assets as “cover,” maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (e.g., Financial Instruments other than purchased options). If a Fund was unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair a Fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that a Fund sell a portfolio security at a disadvantageous time. A Fund’s ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counterparty”) to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to a Fund.

(4) Losses may arise due to unanticipated market price movements, lack of a liquid secondary market for any particular instrument at a particular time or due to losses from premiums paid by a Fund on options transactions.

Cover. Transactions using Financial Instruments, other than purchased options, expose a Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (1) an offsetting (“covered”) position in securities or other options or futures contracts or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. A Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its custodian, U.S. Bank N.A.  (“Custodian”), in the prescribed amount as determined daily.

Assets used as cover or held in an account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Fund’s assets to cover or accounts could impede portfolio management or a Fund’s ability to meet redemption requests or other current obligations.

Options. The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment and general market conditions. Options that expire unexercised have no value. Options currently are traded on the Chicago Board Options Exchange® (“CBOE®”), the AMEX® and other exchanges, as well as the OTC markets.

By buying a call option on a security, a Fund has the right, in return for the premium paid, to buy the security underlying the option at the exercise price. By writing (selling) a call option and receiving a premium, a Fund becomes obligated during the term of the option to deliver securities underlying the option at the exercise price if the option is exercised. By buying a put option, a Fund has the right, in return for the premium, to sell the security underlying the option at the exercise price. By writing a put option, a Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price.

Because options premiums paid or received by a Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit a Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

Risks of Options on Securities. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

A Fund’s ability to establish and close out positions in exchange-traded options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option position at any time prior to its expiration.

If a Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

Options on Indices. An index fluctuates with changes in the market values of the securities included in the index. Options on indices give the holder the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the closing level of the index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. Some stock index options are based on a broad market index such as the S&P 500® Index, the NYSE Composite Index or the AMEX Major Market Index, or on a narrower index such as the Philadelphia Stock Exchange Over-the-Counter Index.

Each of the exchanges have established limitations governing the maximum number of call or put options on the same index that may be bought or written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). Under these limitations, option positions of all investment companies advised by Advisors Preferred are combined for purposes of these limits. Pursuant to these limitations, an exchange may order the liquidation of positions and may impose other sanctions or restrictions. These positions limits may restrict the number of listed options that a Fund may buy or sell.

Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When a Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (“multiplier”), which determines the total value for the point of such difference. When a Fund buys a call on an index, it pays a premium and has the same rights to such call as are indicated above. When a Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon a Fund’s exercise of the put, to deliver to the Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When a Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and the exercise price times the multiplier if the closing level is less than the exercise price.

Risks of Options on Indices. If a Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

Futures Contracts and Options on Futures Contracts. A futures contract obligates the seller to deliver (and the purchaser to take delivery of) the specified security on the expiration date of the contract. An index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying securities in the index is made.

When a Fund writes an option on a futures contract, it becomes obligated, in return for the premium paid, to assume a position in the futures contract at a specified exercise price at any time during the term of the option. If a Fund writes a call, it assumes a short futures position. If it writes a put, it assumes a long futures position. When a Fund purchases an option on a futures contract, it acquires the right in return for the premium it pays to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

Whether a Fund realizes a gain or loss from futures activities depends upon movements in the underlying security or index. The extent of a Fund’s loss from an unhedged short position in futures contracts or from writing unhedged call options on futures contracts is potentially unlimited. A Fund only purchases and sells futures contracts and options on futures contracts that are traded on a U.S. exchange or board of trade.

No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract a Fund is required to deposit “initial margin” in an amount generally equal to 10% or less of the contract value. Margin also must be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to a Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent “variation margin” payments are made to and from the futures commission merchant daily as the value of the futures position varies, a process known as “marking-to-market.” Variation margin does not involve borrowing, but rather represents a daily settlement of a Fund’s obligations to or from a futures commission merchant. When a Fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk. In contrast, when a Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If a Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions in options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures and options on futures contracts may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If a Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. A Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, a Fund would continue to be required to make daily variation margin payments and might be required to maintain cash or liquid assets in an account.

Risks of Futures Contracts and Options Thereon. The ordinary spreads between prices in the cash and futures markets (including the options on futures markets), due to differences in the natures of those markets, are subject to the following factors, which may create distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationships between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

Combined Positions. A Fund may purchase and write options in combination with each other. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Other Investment Companies

The Funds may invest in the securities of other investment companies to the extent permitted under the 1940 Act and relevant SEC guidelines or rules. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Funds become a shareholder of that investment company. As a result, Fund shareholders indirectly will bear the Funds’ proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Funds’ own operations.

Each Fund intends to limit its investments in securities issued by other investment companies in accordance with the 1940 Act. Section 12(d)(1) of the 1940 Act precludes a Fund from acquiring (i) more than 3% of the total outstanding shares of another investment company; (ii) shares of another investment company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) shares of another registered investment company and all other investment companies having an aggregate value in excess of 10% of the value of the total assets of the Fund. However, Section 12(d)(1)(F) of the 1940 Act provides that the provisions of paragraph 12(d) shall not apply to securities purchased or otherwise acquired by a Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding shares of such investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund has not offered or sold, and is not proposing to offer or sell its shares through a principal underwriter or otherwise at a public or offering price that includes a sales load of more than 1 1/2%.

If a Fund invests in investment companies pursuant to Section 12(d)(1)(F), it must comply with the following voting restrictions: when the Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Fund proportionate to the vote of all other holders of such security. In addition, an investment company purchased by the Fund pursuant to Section 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days.

ReFlow

Instead of or in addition to borrowing, the Funds may, from time to time, participate in a program offered by ReFlow, LLC. ReFlow operates an auction program (the “Auction Program”) through which it makes an alternative source of capital available to the Funds to satisfy some or all of its daily redemption requests.  ReFlow makes the Auction Program available on an investment–blind basis, meaning that ReFlow stands ready to purchase and redeem shares of the Funds if a Fund submits a successful bid. ReFlow will provide money to a Fund if the Fund submits a successful bid in the auction by purchasing shares of the Fund. There is no assurance in participating in such a program either that the Funds will be successful during the Auction, or that ReFlow will have sufficient funds available to meet a Fund’s needs. The Board of Trustees has approved the use of the ReFlow program in addition to or in lieu of borrowing.

The Funds’ participation in the Auction Program also is intended to facilitate portfolio management and minimize the need for the Funds to incur transaction costs.  ReFlow is structured to redeem shares of a Fund when other investors are purchasing shares, which may occur during the redemption fee period.  For that reason, the Funds, when participating in the Auction Program, will normally waive any redemption fee that otherwise would apply to shares redeemed by ReFlow.

Repurchase Agreements

A Fund may enter into repurchase agreements with banks that are members of the Federal Reserve System or securities dealers that are members of a national securities exchange or are primary dealers in U.S. government securities. Repurchase agreements generally are for a short period of time, usually less than a week. Under a repurchase agreement, a Fund purchases a U.S. government security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during a Fund’s holding period. While the maturities of the underlying securities in repurchase agreement transactions may be more than one year, the term of each repurchase agreement always will be less than one year. Repurchase agreements with a maturity of more than seven days are considered to be illiquid investments. A Fund may not enter into such a repurchase agreement if, as a result, more than 15% of the value of its net assets would then be invested in such repurchase agreements and other illiquid investments. See “Illiquid Investments and Restricted Securities” above.

A Fund will always receive, as collateral, securities whose market value, including accrued interest, at all times will be at least equal to 100% of the dollar amount invested by the Fund in each repurchase agreement. In the event of default or bankruptcy by the seller, the Fund will liquidate those securities (whose market value, including accrued interest, must be at least 100% of the amount invested by the Fund) held under the applicable repurchase agreement, which securities constitute collateral for the seller’s obligation to repurchase the security. If the seller defaults, the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy or similar proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Fund may be delayed or limited.

Reverse Repurchase Agreements

The Funds may borrow by entering into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, a Fund sells securities and agrees to repurchase them at a mutually agreed to price. At the time a Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing liquid high-grade securities, marked-to-market daily, having a value not less than the repurchase price (including accrued interest). Reverse repurchase agreements involve the risk that the market value of securities retained in lieu of sale by a Fund may decline below the price of the securities the Fund has sold but is obliged to repurchase. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Fund’s obligation to repurchase the securities. During that time, a Fund’s use of the proceeds of the reverse repurchase agreement effectively may be restricted. Reverse repurchase agreements create leverage, a speculative factor, and are considered borrowings for the purpose of a Fund’s limitation on borrowing.

Short Sales

The Funds may engage in short sale transactions under which a Fund sells a security it does not own. To complete such a transaction, a Fund must borrow the security to make delivery to the buyer. A Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividends that accrue during the period of the loan. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out.

Until a Fund closes its short position or replaces the borrowed stock, the Fund will: (1) maintain an account containing cash or liquid assets at such a level that (a) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the stock sold short and (b) the amount deposited in the account plus the amount deposited with the broker as collateral will not be less than the market value of the stock at the time the stock was sold short; or (2) otherwise cover the Fund’s short position.

Swap Agreements

The Funds may enter into swap agreements. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

Most swap agreements entered into by a Fund calculate the obligations of the parties to the agreement on a “net basis.” Consequently, a Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). Payments may be made at the conclusion of a swap agreement or periodically during its term.

Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, if a swap is entered into on a net basis, if the other party to a swap agreement defaults, a Fund’s risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any.

The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to a swap agreement entered into on a net basis will be accrued daily and an amount of cash or liquid asset having an aggregate NAV at least equal to the accrued excess will be maintained in an account with the Custodian that satisfies the 1940 Act. A Fund will also establish and maintain such accounts with respect to its total obligations under any swaps that are not entered into on a net basis. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of a Fund’s investment restriction concerning senior securities.

Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for a Fund’s illiquid investment limitations. A Fund will not enter into any swap agreement unless Advisors Preferred or the Subadviser believes that the other party to the transaction is creditworthy. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

A Fund may enter into a swap agreement in circumstances where Advisors Preferred or the Subadviser believes that it may be more cost effective or practical than buying the underlying securities or a futures contract or an option on such securities. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker/dealer. The counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks represented in the index, plus the dividends that would have been received on those stocks. A Fund will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to a Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by a Fund on the notional amount.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments that are traded in the OTC market. Advisors Preferred, under the supervision of the Board, is responsible for determining and monitoring the liquidity of Fund transactions in swap agreements.

The use of equity swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

The Fund may attempt to enhance the return on the cash portion of its portfolio by investing in a total return swap agreement. A total return swap agreement provides the Fund with a return based on the performance of an underlying asset, in exchange for fee payments to a counterparty based on a specific rate. The difference in the value of these income streams is recorded daily by the Fund, and is settled in cash at the end of each month. If the underlying asset declines in value over the term of the swap, the Fund would be required to pay the dollar value of that decline to the counterparty. The Fund may use its own net asset value as the underlying asset in a total return swap. The Adviser utilizes a total return swap using the Fund’s return as the underlying asset in order for the Fund's cash positions allocated to the swap to share in similar investment returns at the Fund itself while maintaining a sufficient cash position to meet liquidity needs in the Fund, including liquidity to invest in new investment opportunities.

U.S. Government Securities

The Funds may invest in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (“U.S. government securities”) in pursuit of their investment objectives, in order to deposit such securities as initial or variation margin, as “cover” for the investment techniques they employ, as part of a cash reserve and for liquidity purposes.

U.S. government securities are high-quality instruments issued or guaranteed as to principal or interest by the U.S. Treasury or by an agency or instrumentality of the U.S. government. Not all U.S. government securities are backed by the full faith and credit of the United States. Some are backed by the right of the issuer to borrow from the U.S. Treasury; others are backed by discretionary authority of the U.S. government to purchase the agencies’ obligations; while others are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment.

U.S. government securities include Treasury Bills (which mature within one year of the date they are issued), Treasury Notes (which have maturities of one to ten years) and Treasury Bonds (which generally have maturities of more than 10 years). All such Treasury securities are backed by the full faith and credit of the United States.

U.S. government agencies and instrumentalities that issue or guarantee securities include the Federal Housing Administration, Fannie Mae©, the Farmers Home Administration, the Export-Import Bank of the United States, the Small Business Administration, Ginnie Mae®, the General Services Administration, the Central Bank for Cooperatives, the Federal Home Loan Banks, Freddie Mac©, the Farm Credit Banks, the Maritime Administration, the Tennessee Valley Authority, the Resolution Funding Corporation and the Student Loan Marketing Association (“Sallie Mae©”).

Certain U.S. government debt securities, such as securities of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. Others, such as securities issued by the Federal National Mortgage Association (“Fannie Mae©”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac©”), are supported only by the credit of the corporation. In the case of securities not backed by the full faith and credit of the United States, a fund must look principally to the agency issuing or guaranteeing the obligation in the event the agency or instrumentality does not meet its commitments. The U.S. government may choose not to provide financial support to GSEs or instrumentalities if it is not legally obligated to do so. A fund will invest in securities of such instrumentalities only when the Adviser is satisfied that the credit risk with respect to any such instrumentality is comparatively minimal.

Yields on short-, intermediate- and long-term U.S. government securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering and the maturity of the obligation. Debt securities with longer maturities tend to produce higher capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market value of U.S. government securities generally varies inversely with changes in the market interest rates. An increase in interest rates, therefore, generally would reduce the market value of a Fund’s portfolio investments in U.S. government securities, while a decline in interest rates generally would increase the market value of the Fund’s portfolio investments in these securities.

Zero-Coupon Securities

The Funds may invest in zero-coupon bonds of any rating or maturity.

Zero-coupon securities make no periodic interest payments, but are sold at a deep discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. The discount varies depending on the time remaining until maturity, as well as market interest rates, liquidity of the security, and the issuer’s perceived credit quality. If the issuer defaults, the Funds may not receive any return on its investment. Because zero-coupon securities bear no interest and compound semiannually at the rate fixed at the time of issuance, their value generally is more volatile than the value of other fixed-income securities. Since zero-coupon bondholders do not receive interest payments, when interest rates rise, zero-coupon securities fall more dramatically in value than bonds paying interest on a current basis. When interest rates fall, zero-coupon securities rise more rapidly in value because the bonds reflect a fixed rate of return. An investment in zero-coupon and delayed interest securities may cause a Fund to recognize income and make distributions to shareholders before it receives any cash payments on its investment.

Other Investment Risks and Practices

Borrowing. The Funds may borrow money for investment purposes, which is a form of leveraging. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk while increasing investment opportunity. Leverage will magnify changes in a Fund’s NAV and on its investments. Although the principal of such borrowings will be fixed, a Fund’s assets may change in value during the time the borrowing is outstanding. Leverage also creates interest expenses for a Fund. To the extent the income derived from securities purchased with borrowed funds exceeds the interest a Fund will have to pay, the Fund’s net income will be greater than it would be if leverage were not used. Conversely, if the income from the assets obtained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of a Fund will be less than it would be if leverage were not used, and therefore the amount available for distribution to shareholders as dividends will be reduced. The use of derivatives in connection with leverage creates the potential for significant loss.

A Fund may borrow money to facilitate management of the Fund’s portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous. Such borrowing is not for investment purposes and will be repaid promptly.

As required by the 1940 Act, a Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If at any time the value of the required asset coverage declines as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio investments within three days to reduce the amount of its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell portfolio instruments at that time.

In addition to the foregoing, a Fund may borrow money from a bank as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of its total assets. This borrowing is not subject to the foregoing 300% asset coverage requirement. A Fund may pledge portfolio securities as Advisors Preferred deems appropriate in connection with any borrowings.

Lending Portfolio Securities. A Fund may lend portfolio securities with a value not exceeding 33 1/3% of its total assets to brokers, dealers, and financial institutions. Borrowers are required continuously to secure their obligations to return securities on loan from a Fund by depositing any combination of short-term government securities and cash as collateral with a Fund. The collateral must be equal to at least 100% of the market value of the loaned securities, which will be marked to market daily. While a Fund’s portfolio securities are on loan, the Fund continues to receive interest on the securities loaned and simultaneously earns either interest on the investment of the collateral or fee income if the loan is otherwise collateralized. A Fund may invest the interest received and the collateral, thereby earning additional income. Loans would be subject to termination by the lending Fund on four business days’ notice or by the borrower on one-day notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities that occurs during the term of the loan inures to the lending Fund and its shareholders. A lending Fund may pay reasonable finders, borrowers, administrative and custodial fees in connection with a loan. The Funds currently have no intention of lending their portfolio securities.

Portfolio Turnover. The Trust anticipates that the Funds will have very high portfolio turnover due to the active management of its portfolio. A Fund’s portfolio turnover rate is calculated by the lesser of the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year. Based on this calculation, instruments with remaining maturities of less than one year are excluded from the portfolio turnover rate. Such instruments generally would include futures contracts and options, since such contracts generally have a remaining maturity of less than one year. In any given period, all of a Fund’s investments may have a remaining maturity of less than one year; in which case, the portfolio turnover rate for that period would be equal to zero. However, a Fund’s portfolio turnover rate calculated with all securities whose maturities were one year or less is anticipated to be unusually high.

High portfolio turnover involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales also may result in adverse tax consequences to a Fund’s shareholders from the Fund’s distributions to them of any net capital gains recognized as a result of the sales. The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s after-tax performance.

Temporary and Cash Investments.  The Funds may temporarily depart from its principal investment strategies by making short-term investments in cash, cash equivalents, and high-quality, short-term debt securities and money market instruments for temporary defensive purposes in response to adverse market, economic or political conditions.  This may result in a Fund not achieving its investment objectives during that period.

For longer periods of time, the Funds may hold a substantial cash position.  If the market advances during periods when a Fund is holding a large cash position, the Fund may not participate to the extent it would have if the Fund had been more fully invested.  To the extent that a Fund uses a money market fund for its cash position, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market fund’s advisory fees and operational expenses.

A cash or temporary defensive position may include may include, among other instruments, money market mutual funds, bankers’ acceptances, certificates of deposit, demand and time deposits, savings shares and commercial paper of domestic banks and savings and loans, commercial paper, short-term notes and other corporate obligations and short-term U.S. government securities.

A Fund may attempt to enhance the return on the cash portion of its portfolio by investing in a total return swap agreement. A total return swap agreement provides a Fund with a return based on the performance of an underlying asset, in exchange for fee payments to a counterparty based on a specific rate. The difference in the value of these income streams is recorded daily by the Fund, and is settled in cash at the end of each month.

If the underlying asset declines in value over the term of the swap, the Fund would be required to pay the dollar value of that decline to the counterparty. The Fund may use its own net asset value as the underlying asset in a total return swap. The Subadviser utilizes a total return swap using a Fund’s return as the underlying asset in order for the Fund’s cash positions allocated to the swap to share in similar investment returns at the Fund itself while maintaining a sufficient cash position to meet liquidity needs in the Fund, including liquidity to invest in new investment opportunities.

INVESTMENT RESTRICTIONS

In addition to the investment policies and limitations described above and described in the Prospectus, the Trust, on behalf of each Fund has adopted the following investment limitations, which are fundamental policies and may not be changed without the vote of a majority of the outstanding voting securities of a Fund. Under the 1940 Act, a “vote of the majority of the outstanding voting securities” of a Fund means the affirmative vote of the lesser of: (1) more than 50% of the outstanding shares of a Fund; or (2) 67% or more of the shares of a Fund present at a shareholders meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

For purposes of the following limitations, all percentage limitations apply immediately after a purchase or initial investment. Except with respect to borrowing money, if a percentage limitation is adhered to at the time of the investment, a later increase or decrease in the percentage resulting from any change in value or net assets will not result in a violation of such restrictions. If at any time a Fund’s borrowings exceed its limitations due to a decline in net assets, such borrowings will be reduced promptly to the extent necessary to comply with the limitation.

A Fund shall not:

1. Lend any security or make any other loan if, as a result, more than 33 1/3% of the value of the Fund’s total assets would be lent to other parties, except (1) through the purchase of a portion of an issue of debt securities in accordance with the Fund’s investment objective; policies and limitations; or (2) by engaging in repurchase agreements with respect to portfolio securities.

2. Underwrite securities of any other issuer.

3. Purchase, hold, or deal in real estate or oil and gas interests.

4. Issue any “senior security” (as such term is defined in Section 18(f) of the 1940 Act) (including the amount of senior securities issued by excluding liabilities and indebtedness not constituting senior securities), except: (1) that the Fund may issue senior securities in connection with transactions in options, futures, options on futures and forward contracts, swaps, caps, floors, collars and other similar investments; (2) as otherwise permitted herein and in Investment Limitations Nos. 5 and 7; and (3) the Fund may make short sales of securities.

5. Pledge, mortgage, or hypothecate the Fund’s assets, except (1) to the extent necessary to secure permitted borrowings; (2) in connection with the purchase of securities on a forward-commitment or delayed-delivery basis or the sale of securities on a delayed-delivery basis; and (3) in connection with options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other financial instruments.

6. Invest in physical commodities, except that the Fund may purchase and sell foreign currency, options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars, securities on a forward-commitment or delayed-delivery basis, and other financial instruments.

7. Borrow money, except (1) to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33 1/3% of the value of the Fund’s total assets); (2) as a temporary measure and then only in amounts not to exceed 5% of the value of the Fund’s total assets; (3) to enter into reverse repurchase agreements; and (4) to lend portfolio securities. For purposes of this investment limitation, the purchase or sale of options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other financial instruments shall not constitute borrowing.

8. Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

The Funds have adopted the following fundamental investment policy that enables them to invest in another investment company or series thereof:

Notwithstanding any other limitation, a Fund may invest all of its investable assets in an open-end management investment company with the same limitations as the Fund. For this purpose, “all of a Fund’s investable assets” means that the only investment securities that will be held by the Fund will be the Fund’s interest in the investment company.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the general supervision by the Board, Advisors Preferred LLC and/or the Subadviser, as applicable, are responsible for decisions to buy and sell securities for the Funds, the selection of broker-dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Advisors Preferred LLC expects that the Funds may execute brokerage or other agency transactions through registered broker-dealers, for a commission, in conformity with the 1940 Act, the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder. There is generally no stated commission in the case of fixed income securities, which are commonly traded in the OTC market, but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up.

When selecting a broker or dealer to execute portfolio transactions, Advisors Preferred LLC considers many factors, including the rate of commission or the size of the broker-dealer’s “spread,” the size and difficulty of the order, the nature of the market for the security, operational capabilities of the broker-dealer and the research, statistical and economic data furnished by the broker-dealer to Advisors Preferred LLC and/or the Subadviser.  Advisors Preferred LLC may select Ceros Financial Services, Inc., an affiliated broker/dealer to execute portfolio transactions.  In executing transactions through its affiliated broker/dealer, the firms will at all times comply with SEC Rule 17E-1.

In effecting portfolio transactions for the Funds, Advisors Preferred LLC seeks to receive the closing prices of securities that are in line with those of the securities included in the applicable index and seeks to execute trades of such securities at the lowest commission rate reasonably available. With respect to agency transactions, Advisors Preferred LLC may execute trades at a higher rate of commission if reasonable in relation to brokerage and research services provided to the Funds or Advisors Preferred LLC. Such services may include the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. The Funds believe that the requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Funds, Advisors Preferred LLC and/or the Funds’ Subadviser, as applicable, from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, Advisors Preferred LLC relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction.

Advisors Preferred LLC and/or the Funds’ Subadviser may use research and services provided to it by brokers in servicing all the Funds; however, not all such services may be used by Advisors Preferred LLC and/or the Funds’ Subadviser in connection with the Funds. While the receipt of such information and services is useful in varying degrees and generally would reduce the amount of research or services otherwise performed by Advisors Preferred LLC and/or the Funds’ Subadviser, this information and these services are of indeterminable value and would not reduce Advisors Preferred LLC investment advisory fee to be paid by the Funds or the subadvisory fees to be paid by Advisors Preferred LLC.

Purchases and sales of U.S. government securities normally are transacted through issuers, underwriters or major dealers in U.S. government securities acting as principals. Such transactions are made on a net basis and do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices.

PORTFOLIO HOLDINGS INFORMATION

The Trust maintains portfolio holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the Funds’ portfolio investments to ensure that such disclosure is in the best interests of the Funds’ shareholders. In adopting the policies, the Board considered actual and potential material conflicts that could arise between the interest of Fund shareholders, the Adviser, distributor, or any other affiliated person of the Funds. Disclosure of a Fund’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.

From time to time, rating and ranking organizations such as Standard & Poor’s® and Morningstar®, Inc. may request complete portfolio holdings information in connection with rating a Fund. Similarly, pension plan sponsors, consultants and/or other financial institutions may request a complete list of portfolio holdings in order to assess the risks of a Fund’s portfolio along with related performance attribution statistics. The Trust believes that these third parties have legitimate objectives in requesting such portfolio holdings information. To prevent such parties from potentially misusing the complete portfolio holdings information, the Funds will generally only disclose such information as of the end of the most recent calendar quarter, with a lag of approximately 60 days. In addition, the Funds’ President or Chief Compliance Officer may grant exceptions to permit additional disclosure of the complete portfolio holdings information at differing times and with differing lag times to rating agencies and to the parties noted above, provided that (1) the recipient is subject to a confidentiality agreement; (2) the recipient will utilize the information to reach certain conclusions about the investment management characteristics of the Funds and will not use the information to facilitate or assist in any investment program; and (3) the recipient will not provide access to third parties to this information. The Chief Compliance Officer shall report any disclosures made pursuant to this exception to the Board.

In addition, the Funds’ service providers, such as custodian, administrator, transfer agent, distributor, legal counsel and independent registered public accounting firm may receive portfolio holdings information in connection with their services to the Funds. In no event shall the Advisers, their affiliates or employees, or the Funds receive any direct or indirect compensation in connection with the disclosure of information about the Funds’ portfolio holdings.

In the event a portfolio holdings disclosure made pursuant to the policies presents a conflict of interest between the Funds’ shareholders and Advisors Preferred, the Subadviser, the distributor and their affiliates or employees and any affiliated person of the Fund, the disclosure will not be made unless a majority of the Independent Trustees approves such disclosure.

MANAGEMENT OF THE TRUST

The Board of Trustees

The management and affairs of the Funds are supervised by the Board of Trustees.  The Board of Trustees consists of five individuals, four (4) of whom are not “interested persons” (as defined under the 1940 Act) of the Trust, the Adviser and the Subadviser (“Independent Trustees”).  The Trustees are fiduciaries for the Funds’ shareholders and are governed by the laws of the State of Delaware in this regard.  The Board of Trustees establishes policies for the operation of the Funds and appoints the officers who conduct the daily business of the Funds.

Board Leadership Structure

The Trust is led by Mr. Brian Nielsen, who has served as the Chairman of the Board since 2011.  Mr. Nielsen is an interested person by virtue of his affiliation with Gemini Fund Services, LLC (the Funds’ Administrator, Fund Accountant, and Transfer Agent).  The Board of Trustees is comprised of Mr. Nielsen and four (4) Independent Trustees.   Under certain 1940 Act governance guidelines that apply to the Trust, the Independent Trustees will meet in executive session, at least quarterly. Under the Trust’s Agreement and Declaration of Trust and By-Laws, the Chairman of the Board is responsible for (a) presiding at board meetings, (b) calling special meetings on an as-needed basis, (c) execution and administration of Trust policies including (i) setting the agendas for board meetings and (ii) providing information to board members in advance of each board meeting and between board meetings.  Generally, the Trust believes it best to have a non-executive Chairman of the Board, who together with the President (principal executive officer), are seen by our shareholders, business partners and other stakeholders as providing strong leadership.  The Trust believes that (i) its Chairman, Brian Nielsen, (ii) the independent chair of the Audit Committee, Keith Rhodes and (iii), as an entity, the full Board of Trustees, provide effective leadership that is in the best interests of the Trust, its funds and each shareholder. The Board has not appointed a Lead Independent Trustee at this time.

Board Risk Oversight

The Board of Trustees is comprised of Mr. Nielsen and four (4) Independent Trustees with a standing independent Audit Committee with a separate chair. The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary.  The Audit Committee considers financial and reporting risk within its area of responsibilities.  Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Trustee Qualifications

Generally, the Trust believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills.  Mr. Nielsen has over 10 years of business experience in the investment management and brokerage business and possesses a strong understanding of the regulatory framework under which investment companies must operate.   From 1994 through 2010, Thomas Sarkany held various roles at Value Line, Inc. (a publicly held company providing financial research, publications and money management services to retail and institutional investors), including Director of Marketing and Asset Management, Director of Index Licensing, and member of the Board of Directors. Since 2010, Thomas Sarkany has been the President of TTS Consultants, LLC, a financial services firm and from 1994 through 2010, Thomas Sarkany held various roles at Value Line, Inc. (a publicly held company providing financial research, publications and money management services to retail and institutional investors), including Director of Marketing and Asset Management, Director of Index Licensing, and member of the Board of Directors  Anthony Lewis has been Chairman and CEO of The Lewis Group USA, an executive consulting firm, for the past ten years, and also serves as a Director, the Chairman of the Compensation Committee, and a Member of the Audit Committee of Torotel Inc. Keith Rhoades served as the Director then Senior Director of General Ledger/Financial Research for Union Pacific Railroad, and Randy Skalla has served as the President of L5 Enterprises, Inc. since 2001 and is a member of the Orizon Investment Counsel Board. The Trust does not believe any one factor is determinative in assessing a Trustee’s qualifications, but that the collective experience of each Trustee makes them each highly qualified.

The Board of Trustees has established four standing committees – the Audit Committee, the Compensation Committee, the Nominating Committee and the Valuation Committee.  All Independent Trustees are members of the Audit Committee and the Nominating Committee.  Inclusion of all Independent Trustees as members of the Audit Committee and the Nominating Committee allows all such Trustees to participate in the full range of the Board of Trustees’ oversight duties, including oversight of risk management processes.

In accordance with the fund governance standards prescribed by the SEC under the 1940 Act, the Independent Trustees on the Nominating Committee select and nominate all candidates for Independent Trustee positions.  Each Trustee was appointed to serve on the Board of Trustees because of his experience, qualifications, attributes and/or skills as set forth above.  The Board of Trustees reviews its leadership structure regularly.  The Board of Trustees believes that the structure described above facilitates the orderly and efficient flow of information to the Trustees from the officers of the Trust, the advisers of the funds that comprise the Trust and other service providers, and facilitates the effective evaluation of the risks and other issues, including conflicts of interest, that may impact the Trust as a whole as well as the funds individually.  The Board of Trustees believes that the orderly and efficient flow of information and the ability of the Board of Trustees to bring each Trustee’s experience and skills to bear in overseeing the Trust’s operations is important given the characteristics and circumstances of the Trust, including: the unaffiliated nature of each investment adviser and the fund(s) managed by such adviser; the number of funds that comprise the Trust; the variety of asset classes that those funds reflect; the net assets of the Trust; the committee structure of the Trust; and the independent distribution arrangements of each of the Trust’s series.  For these reasons, the Board of Trustees believes that its leadership structure is appropriate.

The Board of Trustees’ role is one of oversight rather than day-to-day management of any of the Trust’s series.  The Trust’s Audit Committee assists with this oversight function.  The Board of Trustees’ oversight extends to the Trust’s risk management processes.  Those processes are overseen by Trust officers, including the President, the Treasurer, the Secretary and Chief Compliance Officer (“CCO”), who regularly report to the Board of Trustees on a variety of matters at Board meetings.

Investment advisers managing the Trust’s series report to the Board of Trustees, on a regular and as-needed basis, on actual and possible risks affecting the Trust’s series.  These investment advisers report to the Board of Trustees on various elements of risk, including investment, credit, liquidity, valuation, operational and compliance risks, as well as any overall business risks that could impact the Trust’s series.

The Board of Trustees has appointed the CCO, who reports directly to the Board of Trustees and who participates in its regular meetings.  In addition, the CCO presents an annual report to the Board of Trustees in accordance with the Trust’s compliance policies and procedures.  The CCO, together with the Trust’s Treasurer and Secretary, regularly discusses risk issues affecting the Trust and its series during Board of Trustee meetings.  The CCO also provides updates to the Board of Trustees on the operation of the Trust’s compliance policies and procedures and on how these procedures are designed to mitigate risk.  Finally, the CCO and/or other officers of the Trust report to the Board of Trustees in the event that any material risk issues arise in between Board meetings.

Trustees and Officers

The Trustees and the officers of the Trust are listed below with their addresses, present positions with the Trust and principal occupations over at least the last five years.  Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Thomas T. Sarkany Year of Birth: 1946	Trustee since October 2011	President, TTS Consultants, LLC since 2010 (financial services); Director of Marketing and of Asset Management; Director of Index Licensing, Value Line (from 1994 to 2010)	23	Director, Value Line Funds; Director, Value Line, Inc.; Director, Aquila Distributors, Trustee Northern Lights ETF Trust
Anthony H. Lewis Year of Birth: 1946	Trustee Since May 2011	Chairman and CEO of The Lewis Group USA (executive consulting firm).	23	Director, Chairman of the Compensation Committee, and Member of the Audit Committee of Torotel Inc. (Magnetics, Aerospace and Defense)
Keith Rhoades Year of Birth: 1948	Trustee Since May 2011	Director and then Senior Director, General Ledger/Financial Research, Union Pacific Railroad (from 1988 to 2008). Retired since 2008.	23	NONE
Randal D. Skalla Year of Birth: 1962	Trustee since May 2011	President, L5 Enterprises, Inc. since 2001 (financial services company).	23	Orizon Investment Counsel (financial services company) Board Member

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Brian Nielsen** Year of Birth: 1972	Trustee Since May 2011

Assistant Secretary to Northern Lights Fund Trust since 2011; Director, Secretary and General Counsel of Constellation Trust Company since 2004; Secretary and General Counsel of Gemcom, LLC (financial printer) since 2004; Secretary, Manager and General Counsel of Northern Lights Compliance Services, LLC since 2004; Secretary and Chief Legal Officer of AdvisorOne Funds since 2003; Assistant Secretary of Gemini Fund Services, LLC since 2004; General Counsel, Manager, President and Secretary of Northern Lights Distributors, LLC (mutual fund distributor) since 2003; General Counsel and Secretary of NorthStar Financial Services Group, LLC since 2003; General Counsel and Secretary of CLS Investments, LLC (investment advisor) since 2001; General Counsel and Secretary of Orion Advisor Services, LLC (back-office servicing company) since 2001.

			23	NONE
Andrew Rogers 450 Wireless Blvd. Hauppauge, NY 11788 Year of Birth: 1969	President Since May 2011

Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly Manager, Northern Lights Compliance Services, LLC (2006 – 2008); and President and Manager, GemCom LLC (2004 - 2011).

			N/A	N/A
James P. Ash 450 Wireless Blvd. Hauppauge, NY 11788 Year of Birth: 1976	Secretary Since May 2011

Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).

			N/A	N/A
Kevin E. Wolf 450 Wireless Blvd. Hauppauge, NY 11788 Year of Birth: 1969	Treasurer Since May 2011	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, GemCom, LLC (since 2004)	N/A	N/A
Emile Molineaux 450 Wireless Blvd. Hauppauge, NY 11788 Year of Birth: 1962	Chief Compliance Officer Since May 2011	General Counsel, CCO and Senior Vice President, Gemini Fund Services, LLC; Secretary and CCO, Northern Lights Compliance Services, LLC since 2003.	N/A	N/A

*  The term of office for each Trustee and Officer listed above will continue indefinitely.

** Brian Nielsen is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, and Transfer Agent) and Northern Lights Distributors, LLC (the Fund’s Distributor).

Board Committees

Audit Committee.  The Trust has an Audit Committee, which is comprised of the independent members of the Board of Trustees.  The Audit Committee reviews financial statements and other audit-related matters for the Funds.  The Audit Committee also holds discussions with management and with the Funds’ independent auditor concerning the scope of the audit and the auditor’s independence and will meet at least four times annually.

Nominating Committee.  The Trust has a Nominating Committee, which is comprised of the independent members of the Board of Trustees. The Nominating Committee is responsible for seeking and reviewing candidates for consideration as nominees for the position of trustee and meets only as necessary.  The Nominating Committee generally will not consider shareholder nominees.

Valuation Committee.  The Trust has a Valuation Committee.  The Valuation Committee is responsible for the following: (1) monitoring the valuation of Fund securities and other investments; and (2) as required, when the Board of Trustees is not in session, determining the fair value of illiquid securities and other holdings after consideration of all relevant factors, which determinations are reported to the Board.  The Valuation Committee is currently comprised of Kevin Wolf, Emile Molineaux and Andrew Rogers.  The Valuation Committee meets as necessary when a price for a portfolio security is not readily available.

Trustee Compensation

Each Trustee who is not an interested person of the Trust or Adviser will receive a quarterly fee of $2,000, as well as reimbursement for any reasonable expenses incurred attending the meetings to be paid at the end of each calendar quarter. The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Trust. The Trust does not have a bonus, profit sharing, pension or retirement plan. Because the Trust only recently commenced operations, none of the Trustees received a fee for the Predecessor Fund’s fiscal year ended August 31, 2011.

Name	Aggregate Compensation From Trust ***	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust and Fund Complex Paid to Trustees
Charles Hobson Dry*	$2,000	None	None	$2,000
Thomas Sarkany	$0	None	None	$0
Anthony Lewis	$2,000	None	None	$2,000
Keith Rhoades	$2,000	None	None	$2,000
Randy Skalla	$2,000	None	None	$2,000
Brian Nielsen**	None	None	None	None

*Retired October 2011

**This Trustee is deemed to be an ‘interested person’ as defined in the 1940 Act as a result of his affiliation with Gemini Fund Services, LLC (the Trust’s Administrator, Transfer Agent and Fund Accountant) and Northern Lights Compliance Services, LLC (the Trust’s compliance service provider).

***There are currently multiple series comprising the Trust.  Trustees’ fees will be allocated equally to each Fund in the Trust.

Trustee Ownership

The following table indicates the dollar range of equity securities that each Trustee beneficially owned in the Fund and other series of the Trust as of August 31, 2011.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Tom Sarkany	None	None
Anthony Lewis	None	None
Keith Rhoades	None	None
Randy Skalla	None	None
Brian Nielsen*	None	None

* This Trustee is deemed to be an ‘interested person’ as defined in the 1940 Act as a result of his affiliation with Gemini Fund Services, LLC (the Trust’s Administrator, Transfer Agent and Fund Accountant), Northern Lights Distributors, LLC (the Funds’ Distributor) and Northern Lights Compliance Services, LLC (the Trust’s compliance service provider).

Principal Shareholders, Control Persons and Management Ownership

A principal shareholder is any person who owns of record or beneficially 5% or more of any class of a Fund’s outstanding shares. A control person is a shareholder that owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of a Fund. As of [July 1, 2012], the following shareholders were considered to be either a control person or principal shareholder of each Fund: [TABLE TO BE UPDATED]

Select Equity Fund

	Number of Shares	Percent (%) of Class	Type of Ownership

Charles Schwab & Co. Inc.	190,870.105	5.01%	Record
Special Custody Account for the Benefit of Customers
Attention Mutual Funds
4500 Cherry Creek Drive
Suite 700
Denver, CO 80246

Select Global Fund

	Number of Shares	Percent (%) of Class	Type of Ownership

NFC LLC FEBO 4725 Peachtree Corners Circle Suite 100 Norcross, GA 30092-2571	77,425.752	6.16%	Record

Select Alternative Fund

	Number of Shares	Percent (%) of Class	Type of Ownership

Constellation Trust Company	48,241.600	6.29%	Record
Ralph J. Doudera IRA
Rollover
PO Box 9178
Virginia Beach, VA 23450

Investment Adviser and Subadviser

Advisors Preferred LLC, 1445 Research Boulevard, #530, Rockville, MD 20850 serves as investment adviser to each of the Funds.  Advisors Preferred LLC is a wholly-owned subsidiary of Ceros Financial Services, Inc., the distributor for the Funds.

Advisors Preferred LLC (“Advisors Preferred” or “Adviser”) has retained Hundredfold Advisors, LLC, 2940 N. Lynnhaven Road, Suite 210A, Virginia Beach, VA 23452, to serve as subadviser to the Funds (“Hundredfold” or “Subadviser”). Through its ownership of the Subadviser, Simply Distribute Charitable Foundation, a not-for-profit foundation, controls Hundredfold and was created as a charitable foundation. Mr. Ralph Doudera and Ms. Mary Collins are trustees of the foundation. In addition, as managing members of Hundredfold, both Mr. Doudera and Ms. Collins control the Subadviser.  Prior to October 3, 2011, Hundredfold served as subadviser to each of the Predecessor Funds pursuant to the subadviser agreement with Rafferty Asset Management, LLC, the adviser to the Predecessor Funds.

Under an Investment Advisory Agreement (“Advisory Agreement”) between the Trust, on behalf of the Funds, and Advisors Preferred LLC; Advisors Preferred LLC provides a continuous investment program for a Fund’s assets in accordance with its investment objective, policies and limitations, and oversees the day-to-day operations of a Fund, subject to the supervision of the Trustees. Advisors Preferred LLC bears all costs associated with providing these advisory services. The Trust bears all other expenses that are not assumed by Advisors Preferred LLC as described in the Prospectus. The Trust also is liable for nonrecurring expenses as may arise, including litigation to which a Fund may be a party. The Trust also may have an obligation to indemnify its Trustees and officers with respect to any such litigation.

Pursuant to the Advisory Agreement, each Fund pays Advisors Preferred LLC monthly an investment advisory fee at an annual rate of 1.00% based on its average daily net assets for the month.

The Advisory Agreement was approved by the Trustees (including all Independent Trustees) and Advisors Preferred LLC, as sole shareholder of the Funds, in compliance with the 1940 Act. The Advisory Agreement continues in force for an initial period of two years after the date of its approval. The Advisory Agreement is renewable thereafter from year to year with respect to each Fund, so long as its continuance is approved at least annually (1) by the vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not “interested persons” of Advisors Preferred LLC or the Trust, and (2) by the majority vote of either the full Board or the vote of a majority of the outstanding shares of a Fund. The Advisory Agreement automatically terminates on assignment and is terminable on 60-day written notice either by the Trust or Advisors Preferred.

Under an Investment Subadvisory Agreement (“Subadvisory Agreement”) between Advisors Preferred LLC and Hundredfold, Hundredfold, subject to direction by Advisors Preferred LLC and the Board, provides investment advice and portfolio management services to the Funds for a fee payable by Advisors Preferred LLC. An investment team from Hundredfold will manage the Funds’ assets, under the supervision of Advisors Preferred LLC. Under the Subadvisory Agreement, Hundredfold directs, through Advisors Preferred, the allocation of Fund assets among various baskets of securities, created by Hundredfold. Then, Advisors Preferred LLC implements Hundredfold’s investment decisions for each Fund by placing all brokerage orders for the purchase and sale of those securities. For the investment subadvisory services provided to the Funds, Advisors Preferred LLC pays Hundredfold a subadvisory fee equal to 0.650% of assets under management in each Fund of less than or equal to $150 million, and 0.80% of assets under management in each Fund in excess of $150 million.  The fee is paid monthly, and is calculated at an annual rate based on the average daily net asset value of each Fund.

The Subadvisory Agreement was initially approved by the Board (including all of the Trustees who are not “interested persons” of Advisors Preferred LLC or Hundredfold, as defined under the 1940 Act) and the shareholders of the Funds, in compliance with the 1940 Act. The Subadvisory Agreement provides that it will be in force for an initial two-year period and it must be approved each year thereafter by (1) a vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not “interested persons” of Advisors Preferred LLC, Hundredfold or the Trust, and by (2) the majority vote of either the full Board or the vote of a majority of the outstanding shares of the Funds. The Subadvisory Agreement automatically terminates on assignment and is terminable on not less than a 60-day written notice by Advisors Preferred LLC or a 90-day written notice by Hundredfold. Under the terms of the Advisory Agreement, Advisors Preferred LLC automatically becomes responsible for the obligations of Hundredfold upon termination of the Subadvisory Agreement.

Under an agreement with the Funds, Spectrum Financial Inc., an affiliate of Hundredfold, may provide services to the Funds and receive an annualized fee of 0.25% based on the average daily net assets of the Funds attributable to clients of Spectrum Financial, Inc. who are shareholders of the Funds.

Advisors Preferred shall not be liable to the Trust or any shareholder for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, negligence or reckless disregard of the duties imposed upon it by its agreement with the Trust or for any losses that may be sustained in the purchase, holding or sale of any security.

Hundredfold shall not be liable to the Trust or any shareholder for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, negligence or reckless disregard of the duties imposed upon it by its agreement with Advisors Preferred or for any losses that may be sustained in the purchase, holding or sale of any security.

Pursuant to Section 17(j) of the 1940 Act and Rule 17j-1 thereunder, the Trust, Advisors Preferred LLC, Hundredfold and the distributor have adopted Codes of Ethics. These codes permit portfolio managers and other access persons of the Funds to invest in securities that may be owned by the Funds, subject to certain restrictions.

Portfolio Manager

Ralph J. Doudera serves as portfolio manager of the Funds. In addition to the Funds, Mr. Doudera manages the other accounts set forth below. Hundredfold provided the following information regarding the other accounts managed by the Funds’ portfolio manager, including the number of accounts, the total assets in those accounts and the categorization of the accounts as of August 31, 2011.

			Total
			Number of	Total Assets
			Accounts	of Accounts
	Total		with	with
	Number of		Performance	Performance
Other Accounts	Accounts	Total Assets	Based Fees	Based Fees
Registered Investment Companies	0	0	0	0
Other Pooled Investment Vehicles	0	0	0	0
Other Accounts(1)	1565	$216,500,000	0	0

(1)	Mr. Doudera is also the founder, CEO and investment manager of Spectrum Financial Inc., a registered investment adviser. Mr. Doudera manages all of the above accounts for Spectrum Financial Inc.

Because the other accounts listed above invest only in mutual funds, Hundredfold and/or Spectrum Financial Inc. have not identified any material conflicts between the Funds and other accounts managed by Mr. Doudera. However, actual or apparent conflicts of interest may arise in connection with the day-to-day management of the Funds and other accounts. The management of the Funds and other accounts may result in unequal time and attention being devoted to the Funds and other accounts. Hundredfold’s management fees for the services it provides to other accounts varies and may be higher or lower than the subadvisory fees it receives from Advisors Preferred. This could create potential conflicts of interest in which the portfolio manager may appear to favor one investment vehicle over another resulting in an account paying higher fees or one investment vehicle out performing another.

As of May 31, 2011, Mr. Doudera is not compensated for his position as portfolio manager to the Funds. All of Mr. Doudera’s services are donated to Hundredfold.

Set forth below are the dollar ranges of securities of the Funds beneficially owned by the portfolio manager as of August 31, 2011.

Dollar Range of Equity Securities in the
Fund	Funds
Select Alternative Fund	$500, 000 to $1,000,000
Select Global Fund	$500, 000 to $1,000,000
Select Equity Fund	$500, 000 to $1,000,000

Proxy Voting Policies and Procedures

The Board has adopted Proxy Voting Policies and Procedures (“Policies”) on behalf of the Trust, which delegate the responsibility for voting proxies of securities held by the Funds to the Adviser and responsibility for voting proxies of securities held by the Funds to the Adviser, subject to the Board’s continuing oversight. The Policies require that the Adviser vote proxies received in a manner consistent with the best interests of the Funds and its shareholders.  The Policies also require the Adviser to present to the Board, at least annually, the Adviser’s Proxy Policies and a record of each proxy voted by the Adviser on behalf of the Funds, including a report on the resolution of all proxies identified by the Adviser as involving a conflict of interest.  A copy of the Adviser’s Proxy Voting Policies is attached hereto as Appendix B.

More information.  Information regarding how the Funds voted proxies relating to portfolio securities held by the Fund during the most recent 12-month period ending June 30 will be available (1) without charge, upon request, by calling the Fund at 855-582-8006; and (2) on the U.S. Securities and Exchange Commission’s website at http://www.sec.gov.  In addition, a copy of the Fund’s proxy voting policies and procedures are also available by calling 855-582-8006 and will be sent within three business days of receipt of a request.

Other Service Providers

Fund Administration, Fund Accountant, Transfer Agent

Pursuant to a Fund Services Agreement (the “Services Agreement”), Gemini Fund Services, LLC (“GFS”), 450 Wireless Blvd, Hauppauge, New York 11788 (the “Administrator”), acts as administrator for the Funds.  GFS is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds.

Pursuant to the Services Agreement with the Funds, GFS provides administrative services to the Funds, subject to the supervision of the Board. GFS may provide persons to serve as officers of the Funds. Such officers may be directors, officers or employees of GFS or its affiliates.

The Services Agreement was initially approved by the Board at a meeting held on May 17, 2011.  The Agreement shall remain in effect for two years from the date of its initial approval, and subject to annual approval of the Board for one-year periods thereafter.  The Service Agreement is terminable by the Board or GFS on ninety days’ written notice and may be assigned provided the non-assigning party provides prior written consent. This Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of GFS or reckless disregard of its obligations thereunder, GFS shall not be liable for any action or failure to act in accordance with its duties thereunder.

Under the Services Agreement, GFS provides facilitating administrative services, including:  (i) providing services of persons competent to perform such administrative and clerical functions as are necessary to provide effective administration of the Funds; (ii) facilitating the performance of administrative and professional services to the Funds by others, including the Funds’ Custodian; (iii) preparing, but not paying for, the periodic updating of each Fund’s Registration Statement, Prospectuses and Statement of Additional Information in conjunction with Fund counsel, including the printing of such documents for the purpose of filings with the SEC and state securities administrators, and preparing reports to the Funds’ shareholders and the SEC; (iv) preparing in conjunction with Fund counsel, but not paying for, all filings under the securities or “Blue Sky” laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of the Funds and/or its shares under such laws; (v) preparing notices and agendas for meetings of the Board and minutes of such meetings in all matters required by the 1940 Act to be acted upon by the Board; and (vi) monitoring daily and periodic compliance with respect to all requirements and restrictions of the 1940 Act, the Internal Revenue Code and the Prospectus.

GFS, pursuant to the Services Agreement, provides the Funds with accounting services, including:  (i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii) production of the Funds’ listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; (v) calculation of yield and total return for the Funds; (vi) maintaining certain books and records described in Rule 31a-1 under the 1940 Act, and reconciling account information and balances between the Funds’ Custodian or Adviser; and (vii) monitoring and evaluating daily income and expense accruals, and sales and redemptions of shares of the Funds.

GFS also acts as transfer, dividend disbursing, and shareholder servicing agent for the Funds pursuant to the Services Agreement.  Under the Services Agreement, GFS is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

Under the Services Agreement, each Fund pays GFS an annual fee for all operational services (“Operating Services Fee”), including but not limited to fund accounting, fund administration, transfer agency, legal fees, audit fees, compliance services and custody fees, but excluding management and distribution fees, as follows:

Assets Under Management (calculated on a Fund by Fund basis)	Fee Amount
Up to $100 million	0.45%
$100 million to $250 million	0.40%
$250 million to $500 million	0.35%
$500 million to $1 billion	0.30%
Above $1 billion	To be Negotiated

Custodian

U.S. Bank N.A., 1555 North River Center Drive, Suite 302, Milwaukee, WI 53212, (the “Custodian”), serves as the custodian of the Funds’ assets pursuant to a Custody Agreement by and between the Custodian and the Trust on behalf of the Funds.  The Custodian’s responsibilities include safeguarding and controlling the Funds’ cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Funds’ investments. Pursuant to the Custody Agreement, the Custodian also maintains original entry documents and books of record and general ledgers; posts cash receipts and disbursements; and records purchases and sales based upon communications from the Adviser. The Funds may employ foreign sub-custodians that are approved by the Board to hold foreign assets.

Compliance Services

Northern Lights Compliance Services, LLC (“NLCS”), 17605 Wright Street, Omaha, NE 68137, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust as well as related compliance services pursuant to a consulting agreement between NLCS and the Trust.  The Fund pays a compliance service fee to NLCS.

Legal Counsel

Alston & Bird LLP, 950 F Street NW, Washington, D.C. 20004 serves as the Trust’s legal counsel.

Independent Registered Public Accounting Firm

Cohen Fund Audit Services, Ltd., is the independent registered public accounting firm for the Trust.

Distributor

The Trust has entered into a Distribution Agreement (the “Distribution Agreement”) with Ceros Financial Services, Inc. (the “Distributor”), 1445 Research Boulevard, #530, Rockville, MD 20850, pursuant to which the Distributor acts as the Fund’s principal underwriter, provides certain administration services and promotes and arranges for the sale of the Fund’s shares.  The offering of the Fund’s shares is continuous.  The Distributor is a registered broker-dealer and member of FINRA.  The distributor is an affiliate of Advisors Preferred LLC, the Adviser.

The Distribution Agreement has an initial term of two years and will continue in effect only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund’s outstanding voting securities and, in either case, by a majority of the trustees who are not parties to the Distribution Agreement or “interested persons” (as defined in the 1940 Act) of any such party.  The Distribution Agreement is terminable without penalty by the Trust on behalf of the Fund on 60 days’ written notice when authorized either by a majority vote of the Fund’s shareholders or by vote of a majority of the Board of Trustees, including a majority of the trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust, or by the Distributor on 60 days’ written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).

Distribution Plan

As noted in the Prospectus, the Trust has adopted a Distribution Plan and Agreement pursuant to Rule 12b-1 under the 1940 Act for the Funds’ Service Class shares (the “Plan”) pursuant to which such class of shares of each Fund is authorized to pay fees to the Distributor for providing distribution and/or shareholder services to the Fund.  Under the Plan, Service Class shares of the Funds may pay an account maintenance fee for account maintenance services and/or distribution fee at an annual rate of up to 1.00% of the average net assets of its Service Class shares  as compensation for the Distributor providing account maintenance and distribution services to shareholders.  Such fees are to be paid by the Funds monthly, or at such other intervals, as the Board shall determine.  Such fees shall be based upon the share class’s average daily net assets during the preceding month, and shall be calculated and accrued daily. The Funds may pay fees to the Distributor at a lesser rate, as agreed upon by the Board of the Trust and the Distributor. The Plan authorizes payments to the Distributor as compensation for providing account maintenance services to Fund shareholders, including arranging for certain securities dealers or brokers, administrators and others (“Recipients”) to provide these services and paying compensation for these services.

The services to be provided by Recipients may include, but are not limited to, the following: assistance in the offering and sale of Fund shares and in other aspects of the marketing of the shares to clients or prospective clients of the respective recipients; answering routine inquiries concerning the Funds; assisting in the establishment and maintenance of accounts or sub-accounts in the Funds and in processing purchase and redemption transactions; making the Fund’s investment plan and shareholder services available; and providing such other information and services to investors in shares of the Funds as the Distributor or the Trust, on behalf of the Funds, may reasonably request. The distribution services shall also include any advertising and marketing services provided by or arranged by the Distributor with respect to the Funds.

The Distributor is required to provide a written report, at least quarterly to the Board of the Trust, specifying in reasonable detail the amounts expended pursuant to the Rule 12b-1 Plan and the purposes for which such expenditures were made.  Further, the Distributor will inform the Board of any Rule 12b-1 fees to be paid by the Distributor to Recipients.

The initial term of the Rule 12b-1 Plan is one year and will continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by a majority of the Board of the Trust and a majority of the Trustees who are not “interested persons” of the Trust and do not have a direct or indirect financial interest in the Rule 12b-1 Plan (“Rule 12b-1 Trustees”) by votes cast in person at a meeting called for the purpose of voting on the Rule 12b-1 Plan. The Rule 12b-1 Plan may be terminated at any time by the Trust or a Fund by vote of a majority of the Rule 12b-1 Trustees or by vote of a majority of the outstanding voting shares of the Funds.

The Rule 12b-1 Plan may not be amended to increase materially the amount of the Distributor’s compensation to be paid by the Funds, unless such amendment is approved by the vote of a majority of the outstanding voting securities of the affected class of the Funds (as defined in the 1940 Act). All material amendments must be approved by a majority of the Board of the Trust and a majority of the Rule 12b-1 Trustees by votes cast in person at a meeting called for the purpose of voting on a Rule 12b-1 Plan. During the term of a Rule 12b-1 Plan, the selection and nomination of non-interested Trustees of the Trust will be committed to the discretion of current non-interested Trustees. The Distributor will preserve copies of the Rule 12b-1 Plan, any related agreements, and all reports, for a period of not less than six years from the date of such document and for at least the first two years in an easily accessible place.

Any agreement related to a Rule 12b-1 Plan will be in writing and provide that: (a) it may be terminated by the Trust or the applicable Funds at any time upon sixty days’ written notice, without the payment of any penalty, by vote of a majority of the respective Rule 12b-1 Trustees, or by vote of a majority of the outstanding voting securities of the Trust or Funds; (b) it will automatically terminate in the event of its assignment (as defined in the 1940 Act); and (c) it will continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually by a majority of the Board and a majority of the Rule 12b-1 Trustees by votes cast in person at a meeting called for the purpose of voting on such agreement.

Shareholder Services

As noted in the Investor Class Prospectus for the Hundredfold Select Alternative Fund, the Board has adopted a shareholder serving plan for Investor Class shares (the “Plan”) of the Select Alternative Fund which provides that the Adviser may obtain the services of certain financial institutions, broker-dealers and other financial intermediaries (“Shareholder Servicing Agents”) to provide certain shareholder support services for their customers.  The Plan allows the Select Alternative Fund to use part of its assets for shareholder servicing expenses. For these services, the Select Alternative Fund may pay a fee up to 0.25% of average daily net assets of Investor Class shares of the Select Alternative Fund attributable to or held by Shareholder Servicing Agent customers.  Currently, the Board of Trustees has approved a shareholder servicing fee for Investor Class shares of the Select Alternative Fund equal to an annual rate of 0.10%. Payments under the Plan may vary and are determined by the Trust in its sole discretion, in amounts up to the currently authorized rate.

DETERMINATION OF NET ASSET VALUE

As indicated in the Prospectus under the heading “Net Asset Value,” the net asset value (“NAV”) of each Fund’s shares, by class, is determined by dividing the total value of such Fund’s portfolio investments and other assets, less any liabilities, by the total number of shares outstanding of such Fund, by class.

For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the last bid on the primary exchange. Certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options; futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of each Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares.

Fund shares are valued at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange is open. For purposes of calculating the NAV, the Funds normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Funds or their agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of the security or the NAV determined earlier that day.

In unusual circumstances, instead of valuing securities in the usual manner, the Funds may value securities at fair value or estimate their value as determined in good faith by the Board or its designees, pursuant to procedures approved by the Board. Fair valuation may also be used by the Board if extraordinary events occur after the close of the relevant market but prior to the NYSE Close.

The Trust expects that the holidays upon which the Exchange will be closed are as follows: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Purchase of Shares

Orders for shares received by the Funds in good order prior to the close of business on the NYSE on each day during such periods that the NYSE is open for trading are priced at NAV per share computed as of the close of the regular session of trading on the NYSE. Orders received in good order after the close of the NYSE, or on a day it is not open for trading, are priced at the close of such NYSE on the next day on which it is open for trading at the next determined NAV or offering price per share.

Redemption of Shares

The Funds will redeem all or any portion of a shareholder’s shares in a Fund when requested in accordance with the procedures set forth in the “Redemptions” section of the Prospectus. Under the 1940 Act, a shareholder’s right to redeem shares and to receive payment therefore may be suspended at times:

(a)

when the NYSE is closed, other than customary weekend and holiday closings;

(b)

when trading on that exchange is restricted for any reason;

(c)

when an emergency exists as a result of which disposal by the Funds of securities owned by them is not reasonably practicable or it is not reasonably practicable for the Funds to fairly determine the value of their net assets, provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) will govern as to whether the conditions prescribed in (b) or (c) exist; or

(d)

when the SEC by order permits a suspension of the right to redemption or a postponement of the date of payment on redemption.

In case of suspension of the right of redemption, payment of a redemption request will be made based on the NAV next determined after the termination of the suspension.

The Funds may purchase shares of Underlying Funds which charge a redemption fee to shareholders (such as the Funds) that redeem shares of the Underlying Fund within a certain period of time (such as one year). The fee is payable to the Underlying Fund. Accordingly, if a Fund were to invest in an Underlying Fund and incur a redemption fee as a result of redeeming shares in such Underlying Fund, such Fund would bear such redemption fee. The Funds will not, however, invest in shares of an Underlying Fund that is sold with a contingent deferred sales load.

Supporting documents in addition to those listed under “Redemptions” in the Prospectus will be required from executors, administrators, Trustees, or if redemption is requested by someone other than the shareholder of record. Such documents include, but are not restricted to, stock powers, Trust instruments, certificates of death, appointments as executor, certificates of corporate authority and waiver of tax required in some states when settling estates.

Exchanging of Shares

An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective NAVs as next determined following receipt by a Fund whose shares are being exchanged of (1) proper instructions and all necessary supporting documents; or (2) a telephone request for such exchange in accordance with the procedures set forth in the Prospectus and below. Telephone requests for an exchange received by the Funds before 4:00 p.m. Eastern time will be effected at the close of regular trading on that day. Requests for an exchange received after the close of regular trading will be effected on the NYSE’s next trading day. Due to the volume of calls or other unusual circumstances, telephone exchanges may be difficult to implement during certain time periods.

The Trust reserves the right to reject any order to acquire its shares through exchange or otherwise to restrict or terminate the exchange privilege at any time. In addition, the Trust may terminate this exchange privilege upon a 60-day notice.

Anti-Money Laundering

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). To ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that a Fund’s Distributor and Transfer Agent have established proper anti-money laundering procedures, reported suspicious and/or fraudulent activity and a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

As a result of the Program, the Trust may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may be required to transfer the account or proceeds of the account to a governmental agency.

DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES

The following discussion is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. The tax considerations relevant to a specific shareholder depend upon its specific circumstances, and the following general summary does not attempt to discuss all potential tax considerations that could be relevant to a prospective shareholder with respect to the Funds or their investments. This general summary is based on the Internal Revenue Code of 1986, as amended (the “Code”), the Federal Income Tax Regulations promulgated thereunder, and administrative and judicial interpretations thereof as of the date hereof, all of which are subject to change (potentially on a retroactive basis).

The following discussion of tax consequences is for the general information of shareholders that are subject to tax.  Shareholders that are IRAs or other qualified retirement plans are generally exempt from income taxation under the Code. All shareholders should consult a qualified tax advisor regarding their investment in a Fund.

Each Fund has qualified and intends to continue to qualify and has elected to be treated as a regulated investment company under Subchapter M of the Code, which requires compliance with certain requirements concerning the sources of its income, diversification of its assets, and the amount and timing of its distributions to shareholders. Such qualification does not involve supervision of management or investment practices or policies by any government agency or bureau. By so qualifying, the Funds should not be subject to federal income or excise tax on their net investment income or net capital gain, which are distributed to shareholders in accordance with the applicable timing requirements. Net investment income and net capital gain of the Funds will be computed in accordance with Section 852 of the Code.

Net investment income is made up of dividends and interest less expenses. Net capital gain for a fiscal year is computed by taking into account any capital loss carry forward of the Funds.

Each Fund intends to distribute all of its net investment income, any excess of net short-term capital gains over net long-term capital losses, and any excess of net long-term capital gains over net short-term capital losses in accordance with the timing requirements imposed by the Code and therefore should not be required to pay any federal income or excise taxes. Distributions of net investment income and net capital gain will be made after the end of each fiscal year, and no later than December 31 of each year. Both types of distributions will be in shares of the Funds unless a shareholder elects to receive cash.

To be treated as a regulated investment company under Subchapter M of the Code, each Fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such stock, securities or currencies, and (b) diversify its holding so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund’s assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the Fund’s assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of (other than U.S. government securities or the securities of other regulated investment companies) any one issuer, two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses, or the securities of certain publicly traded partnerships.

If a Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. Such Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of a Fund generally would not be liable for income tax on a Fund’s net investment income or net realized capital gains in their individual capacities. Distributions to shareholders, whether from a Fund’s net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of a Fund.

Each Fund is subject to a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gain under a prescribed formula contained in Section 4982 of the Code. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of each Fund’s ordinary income for the calendar year and at least 98% of its capital gain net income (i.e., the excess of its capital gains over capital losses) realized during the one-year period ending October 31 during such year plus 100% of any income that was neither distributed nor taxed to such Fund during the preceding calendar year. Under ordinary circumstances, each Fund expects to time its distributions so as to avoid liability for this excise tax.

Distributions of taxable net investment income and the excess of net short-term capital gain over net long-term capital loss are taxable to shareholders as ordinary income.  In most cases the Funds will hold shares in Underlying Funds for less than 12 months, such that its sales of such shares from time to time will not qualify as long-term capital gains for those investors who hold shares of the Fund in taxable accounts.

Distributions of net capital gain (“capital gain dividends”) generally are taxable to shareholders as short-term capital gain; regardless of the length of time the shares of the Trust have been held by such shareholders.

A redemption of a Fund’s shares by a shareholder will result in the recognition of taxable gain or loss in an amount equal to the difference between the amount realized and the shareholder’s tax basis in his or her Fund shares. Such gain or loss is treated as a capital gain or loss if the shares are held as capital assets. However, any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as capital gain dividends during such six-month period. All or a portion of any loss realized upon the redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

Distributions of taxable net investment income and net capital gain will be taxable as described above, whether received in additional cash or shares. Shareholders electing to reinvest distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

All distributions of taxable net investment income and net capital gain, whether received in shares or in cash, must be reported by each taxable shareholder on his or her federal income tax return. Dividends or distributions declared in October, November or December as of a record date in such a month, if any, will be deemed to have been received by shareholders on December 31, if paid during January of the following year. Redemptions of shares may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.

Under the Code, the Funds will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of taxable net investment income and net capital gain and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law, or if a Fund is notified by the IRS or a broker that withholding is required due to an incorrect TIN or a previous failure to report taxable interest or dividends. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

Options, Futures, Forward Contracts and Swap Agreements

To the extent such investments are permissible for a Fund, such Fund’s transactions in options, futures contracts, hedging transactions, forward contracts, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to such Fund, defer losses to such Fund, cause adjustments in the holding periods of such Fund’s securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

To the extent such investments are permissible, certain of the Funds’ hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If a Fund’s book income exceeds its taxable income, the distribution (if any) of such excess book income will be treated as (i) a dividend to the extent of such Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If a Fund’s book income is less than taxable income, such Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

Passive Foreign Investment Companies

Investment by a Fund in certain “passive foreign investment companies” (“PFICs”) could subject such Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, a Fund may elect to treat a PFIC as a “qualified electing fund” (“QEF”), in which case such Fund will be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives any distribution from the company.

A Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of such Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed for a Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect a Fund’s total return.

Foreign Currency Transactions

A Fund’s transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Foreign Taxation

Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties and conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, such Fund may be able to elect to “pass through” to its shareholders the amount of eligible foreign income and similar taxes paid by such Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign taxes paid by such Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his or her taxable income or to use it as a foreign tax credit against his or her U.S. federal income tax liability, subject to certain limitations. In particular, a shareholder must hold his or her shares (without protection from risk of loss) on the ex-dividend date and for at least 15 more days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a gain dividend. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of a Fund’s taxable year whether the foreign taxes paid by such Fund will “pass through” for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of a Fund’s income will flow through to shareholders of such Fund. With respect to such Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. A shareholder may be unable to claim a credit for the full amount of his or her proportionate share of the foreign taxes paid by a Fund. The foreign tax credit can be used to offset only 90% of the revised alternative minimum tax imposed on corporations and individuals and foreign taxes generally are not deductible in computing alternative minimum taxable income.

Original Issue Discount and Pay-In-Kind Securities

Current federal tax law requires the holder of a U.S. Treasury or other fixed income zero coupon security to accrue as income each year a portion of the discount at which the security was purchased, even though the holder receives no interest payment in cash on the security during the year. In addition, pay-in-kind securities will give rise to income, which is required to be distributed and is taxable even though a Fund holding the security receives no interest payment in cash on the security during the year.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities (including certain pay-in-kind securities) may be treated as a dividend for U.S. federal income tax purposes.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. The Funds may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by a Fund may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, a Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Funds may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

If a Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount that is greater than the total amount of cash interest such Fund actually received. Such distributions may be made from the cash assets of a Fund or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so).  A Fund may realize gains or losses from such liquidations. In the event a Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

Shareholders of a Fund may be subject to state and local taxes on distributions received from such Fund and on redemptions of such Fund’s shares.

A brief explanation of the form and character of the distribution accompany each distribution. In January of each year the Funds issue to each shareholder a statement of the federal income tax status of all distributions.

Shareholders should consult their tax advisors about the application of federal, state and local and foreign tax law in light of their particular situation.

Capital Loss Carryovers. As of August 31, 2011, the following Funds had capital loss carryovers on a tax basis in the respective amounts, expiring in the indicated taxable years, shown below:

	8/31/2014	8/31/2015	8/31/2016	8/31/2017	8/31/2018	Total
Select Alternative Fund	$0	$0	$0	$0	$0	$0
Select Global Fund	$0	$0	$0	$13,694,998	$1,648,038	$15,343,036
Select Equity Fund	$0	$0	$0	$1,468,317	$0	$1,468,317

Capital Loss Utilized:	8/31/2011
Select Global Fund	$1,293,715
Select Equity Fund	$1,788,548

To the extent a Fund listed in the preceding table realizes future net capital gains, those gains will be offset by any unused capital loss carryover(s).

Pursuant to the Regulated Investment Company Modernization Act of 2010, capital losses sustained in future taxable years will not expire and may be carried over by a Fund without limitation (after it uses the capital loss carryovers tabulated above).  Additionally, capital losses sustained in future taxable years that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

FINANCIAL STATEMENTS

The financial statements for the Predecessor Funds for the fiscal year ended August 31, 2011, are hereby incorporated by reference in the Funds’ Annual Report to shareholders dated August 31, 2011. To receive a copy of a Fund’s Prospectus or Annual or Semi-Annual Reports of a Predecessor Fund, without charge, write to or call the Trust at the address or telephone number listed above.

Appendix A

Description of Corporate Bond Ratings

A.	Long-Term Ratings
1.

Moody’s Investors Service — Long-Term Corporate Obligation Ratings

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.
Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A	Obligations rated A are considered upper-medium grade and are subject to low credit risk.
Baa	Obligations rated Baa are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.
Ba	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.
B	Obligations rated B are considered speculative and are subject to high credit risk.
Caa	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.
Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.
Note

Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

2.	Standard and Poor’s — Long-Term Issue Credit Ratings (including Preferred Stock)
Issue credit ratings are based, in varying degrees, on the following considerations:
• Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
• Nature of and provisions of the obligation;

•     Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA	An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Note

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.
C

A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms.

D

An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Note	Plus (+) or minus (-). The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

3.

Fitch — International Long-Term Credit Ratings

International Long-Term Credit Ratings (LTCR) may also be referred to as Long-Term Ratings. When assigned to most issuers, it is used as a benchmark measure of probability of default and is formally described as an Issuer Default Rating (IDR). The major exception is within Public Finance, where IDRs will not be assigned as market convention has always focused on timeliness and does not draw analytical distinctions between issuers and their underlying obligations. When applied to issues or securities, the LTCR may be higher or lower than the issuer rating (IDR) to reflect relative differences in recovery expectations.

The following rating scale applies to foreign currency and local currency ratings:

Investment Grade
AAA

Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB

Good credit quality. ‘BBB’ ratings indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

Speculative Grade
BB

Speculative. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B

Highly speculative. ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC	Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.
CC	Default of some kind appears probable.
C	Default is imminent.
RD	Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.
D	Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following:
• Failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation;
• The bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor;
• The distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Issuers will be rated ‘D’ upon a default. Defaulted and distressed obligations typically are rated along the continuum of ‘C’ to ‘B’ ratings categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the ‘B’ or ‘CCC-C’ categories.

Default is determined by reference to the terms of the obligations’ documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation’s documentation, or where it believes that default ratings consistent with Fitch’s published definition of default are the most appropriate ratings to assign.

Note

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’, or to Short-term ratings other than ‘F1’. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

B.	Preferred Stock Ratings
1.	Moody’s Investors Service
aaa

An issue which is rated “aaa” is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa

An issue which is rated “aa” is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well-maintained in the foreseeable future.

C.	Short Term Ratings
1.	Moody’s Investors Service

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
Note	Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.
2.	Standard and Poor’s
A-1

A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1

A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2

A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3

A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Note

Dual Ratings. Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, ‘AAA/A-1+’). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, ‘SP-1+/A-1+’).

3.

Fitch

The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for US public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1	Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2	Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.
F3	Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non-investment grade.
B	Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.
C	High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.
D	Indicates an entity or sovereign that has defaulted on all of its financial obligations.
Note

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’, or to Short-term ratings other than ‘F1’. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

APPENDIX B

 PROXY VOTING POLICY

Background:  Pursuant to Rule 206(4)-6 and Rule 204-2 under the Advisers Act, it is a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Advisers Act, for an investment adviser to exercise voting authority with respect to client securities, unless (i) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients, (ii) the adviser describes its proxy voting procedures to its clients and provides copies on request, and (iii) the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.

Policy:  The Adviser will vote proxies vote proxies on behalf of its individual clients.  In order to fulfill its responsibilities under the Advisers Act, the Adviser has adopted the following policies and procedures for proxy voting with regard to companies in the investment portfolio of the Fund(s).  The Adviser’s primary purpose and fiduciary responsibility is to maximize shareholder value, which is defined as share price and dividend appreciation.  The Adviser will vote proxies in the best interests of our Funds, Portfolios and clients and will generally vote for, against, consider on a case-by-case basis, or abstain from voting as indicated below. Because of the extenuating circumstances associated with specific proxy issues, the Adviser’s votes may differ from time to time from the indications noted.  In addition, the list may not include all proxies on which the Adviser votes.  The Adviser will also act, in our best judgment, on behalf of our Funds, Portfolios and clients on certain corporate actions that impact shareholder value, such as tender offers and bankruptcy proceedings.

Voting Proxies

1.

All proxies sent to clients that are actually received by the Adviser (to vote on behalf of the client) will be provided to the Operations Unit.

2.

The Operations Unit will generally adhere to the following procedures (subject to limited exception):

(a)

A written record of each proxy received by the Adviser (on behalf of its clients) will be kept in the Adviser’s files;

(b)

The Operations Unit will determine which of the Adviser holds the security to which the proxy relates;

(c)

Prior to voting any proxies, the Operations Unit will determine if there are any conflicts of interest related to the proxy in question in accordance with the   general guidelines set forth below.  If a conflict is identified, the Operations Unit will then make a determination (which may be in consultation with outside legal counsel) as to whether the conflict is material.

(e)

If no material conflict is identified pursuant to these procedures, the Operations Unit will vote the proxy in accordance with the guidelines set forth below.  The Operations Unit will deliver the proxy in accordance with instructions related to such proxy in a timely and appropriate manner.

Conflicts of Interest

1.

As stated above, in evaluating how to vote a proxy, the Operations Unit will first determine whether there is a conflict of interest related to the proxy in question between Adviser and its Advisory Clients.  This examination will include (but will not be limited to) an evaluation of whether the Adviser (or any affiliate of the Adviser) has any relationship with the company (or an affiliate of the company) to which the proxy relates outside of an investment in such company by a client of the Adviser.

2

If a conflict is identified and deemed “material” by the Operations Unit, the Adviser will determine whether voting in accordance with the proxy voting guidelines outlined below is in the best interests of the client (which may include utilizing an independent third party to vote such proxies).

3

With respect to material conflicts, the Adviser will determine whether it is appropriate to disclose the conflict to affected clients give such clients the opportunity to vote the proxies in question themselves.  However, with respect to ERISA clients whose advisory contract reserves the right to vote proxies when the Adviser has determined that a material conflict exists that affects its best judgment as a fiduciary to the ERISA client, the Adviser will:

(a)

Give the ERISA client the opportunity to vote the proxies in question themselves; or

(b)

Follow designated special proxy voting procedures related to voting proxies pursuant to the terms of the investment management agreement with such ERISA clients (if any).

Disclosure of Procedures

A summary of above these proxy voting procedures will be included in Part II of the Adviser’s Form ADV and will be updated whenever these policies and procedures are updated.  Clients will be provided with contact information as to how they can obtain information about: (a) the Adviser’s proxy voting procedures (i.e., a copy of these procedures); and (b) how the Adviser voted proxies that are relevant to the affected client.

Record-keeping Requirements

The Operations Unit will be responsible for maintaining files relating to the Adviser’s proxy voting procedures.  Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of the Adviser.  Records of the following will be included in the files:

1.

Copies of these proxy voting policies and procedures, and any amendments thereto;

2.

A copy of each proxy statement that the Adviser actually received; provided, however, that the Adviser may rely on obtaining a copy of proxy statements from the SEC’s EDGAR system for those proxy statements that are so available;

3.

A record of each vote that the Adviser casts;

4.

A copy of any document that the Adviser created that was material to making a decision how to vote the proxies, or memorializes that decision (if any); and

5.

A copy of each written request for information on how the Adviser voted such client’s proxies and a copy of any written response to any request for information on how the Adviser voted proxies on behalf of clients.

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Northern Lights Fund Trust II

PART C

OTHER INFORMATION

ITEM 28.

EXHIBITS.

(a)(1)	Agreement and Declaration of Trust dated August 26, 2010.[3]
(a)(2)	Certificate of Trust as filed with the State of Delaware on August 26, 2010.[3]
(b)	By-Laws, effective as of August 26, 2010. [3]
(c)

Instruments Defining Rights of Security Holders. See Article III, “Shares” and Article V “Shareholders’ Voting Powers and Meetings” of the Registrant’s Agreement and Declaration of Trust. See also, Article II, “Meetings of Shareholders” of the Registrant’s By-Laws.

(d)(1)	Investment Advisory Agreement between the Registrant and Ascentia Capital Partners LLC , with respect to the Alternative Strategies Mutual Fund.[4]
(d)(2)	Investment Advisory Agreement between the Registrant and Two Oaks Investment Management, LLC, with respect to Two Oaks Diversified Growth and Income Fund. [4]
(d)(3)

Investment Advisory Agreement between the Registrant and Advisors Preferred, LLC, with respect to Hundredfold Select Alternative Fund, Hundredfold Select Global Fund and Hundredfold Select Equity Fund. [6]

(d)(4)	Investment Advisory Agreement between the Registrant and North Star Investment Management Corp., with respect to North Star Opportunity Fund. [9]
(d)(5)	Investment Advisory Agreement between the Registrant and RJO Investment Management, LLC, with respect to Mariner Hyman Beck Global Fund.[11]
(d)(6)	Investment Advisory Agreement between the Registrant and Water Oak Advisors, LLC on behalf of WOA All Asset I. [16]
(d)(7)	Investment Advisory Agreement between the Registrant and Solutions Funds Group, Inc. on behalf of the SFG Futures Strategy Fund.[14]
(d)(8)	Investment Advisory Agreement between the Registrant and Al Frank Asset Management, Inc., Inc. on behalf of the Innealta Capital Sector Rotation Fund and Innealta Capital Country Rotation Fund.[14]
(d)(9)	Investment Advisory Agreement between the Registrant and Kottke Managed Commodities LLC on behalf of the Kottke Commodity Strategies Fund. [19]
(d)(10)	Investment Advisory Agreement between the Registrant and IASG Capital Management on behalf of the IASG Managed Futures Strategy Fund.[19]
(d)(11)	Investment Advisory Agreement between the Registrant and Linde Hansen & Co., LLC on behalf of the Linde Hansen Contrarian Value Fund. [22]
(d)(12)	Investment Advisory Agreement between the Registrant and Princeton Advisory Group, Inc. on behalf of the Princeton Credit income Fund.[29]
(d)(13)	Investment Advisory Agreement between the Registrant and AIS Capital Management, LLC on behalf of the AIS Tactical Asset Allocation Portfolio. [26]
(d)(14)	Investment Advisory Agreement between the Registrant and Crow Point Partners, LLC on behalf of the Crow Point Hedged Global Equity Income Fund. [35]
(d)(15)	Investment Advisory Agreement between the Registrant and North Peak Asset Management, LLC on behalf of the Inflation Hedges Strategy Fund.[35]
(d)(16)	Investment Advisory Agreement between the Registrant and Braver Wealth Management, LLC on behalf of the Braver Tactical Opportunity Fund.[33]
(d)(17)	Investment Advisory Agreement between the Registrant and Longboard Asset Management, LLC on behalf of the Longboard Managed Futures Strategy Fund .[35]
(d)(18)	Investment Advisory Agreement between the Registrant and Milliman Financial Risk Management LLC on behalf of the Sustainable Opportunities Fund. [31]
(d)(19)	Investment Advisory Agreement between the Registrant and Absolute Investment Management LLC on behalf of the Aftershock Strategies Fund. [2]
(d)(20)	Sub-advisory Agreement between Armored Wolf, LLC and Ascentia Capital Partners, LLC on behalf of Alternative Strategies Mutual Fund. [4]
(d)(21)	Sub-advisory Agreement between DuPont Capital Management Corporation and Ascentia Capital Partners, LLC on behalf of Alternative Strategies Mutual Fund. [4]
(d)(22)	Sub-advisory Agreement between Dunham Associates Investment Counsel, Inc. and Ascentia Capital Partners, LLC on behalf of Alternative Strategies Mutual Fund. [4]
(d)(23)	Sub-advisory Agreement between Sage Capital Management and Ascentia Capital partners LLC on behalf of Alternative Strategies Mutual Fund. [4]
(d)(24)

Sub-advisory Agreement between Advisors Preferred, LLC and Hundredfold Advisors LLC with respect to the Hundredfold Select Alternative Fund, Hundredfold Select Global Fund and Hundredfold Select Equity Fund.[9]

(d)(25)	Sub-advisory Agreement between North Peak Asset Management, LLC and Wellington Management Company with respect to the Inflation Hedges Strategy Fund. [2]
(d)(26)	Sub-advisory Agreement between North Peak Asset Management, LLC and Parametric Portfolio Associates, LLC with respect to the Inflation Hedges Strategy Fund. [2]
(d)(27)	Sub-advisory Agreement between North Peak Asset Management, LLC and City of London Investment Group with respect to the Inflation Hedges Strategy Fund. [2]
(d)(28)	Sub-advisory Agreement between North Peak Asset Management, LLC and The Boston Company Asset Management, LLC with respect to the Inflation Hedges Strategy Fund. [2]
(d)(29)	Sub-advisory Agreement between North Peak Asset Management, LLC and Mellon Capital Management Corporation with respect to the Inflation Hedges Strategy Fund. [2]
(d)(30)	Sub-advisory Agreement between North Peak Asset Management, LLC and Commodity Strategy AG with respect to the Inflation Hedges Strategy Fund. [2]
(d)(31)	Sub-advisory Agreement between Longboard Asset Management, LLC and Horizon Cash Management LLC with respect to the Longboard Managed Futures Strategy Fund. [36]
(d)(32)	Sub-advisory Agreement between Palladiem, LLC and Ascentia Capital Partners, LLC with respect to Alternative Strategies Mutual Fund.[36]
(d)(33)	Licensing Agreement between Research Affiliates, LLC and Ascentia Capital Partners, LLC. [6]
(d)(34)

Agreement and Plan of Reorganization by and among Trust for Professional Managers (“TPM”), with respect to the Alternative Strategies Fund, a separate series of TPM, the Registrant, on behalf of the Alternative Strategies Fund, a separate series of the Registrant, and Ascentia Capital Partners LLC dated May 17, 2011. [4]

(e)(1)	Underwriting Agreement between the Registrant and Northern Lights Distributors LLC.[6]
(e)(2)	Underwriting Agreement between the Registrant and Ceros Financial Services, Inc. [10]
(f)	Bonus or Profit Sharing Contracts - Not Applicable
(g)(1)	Custody Agreement between the Registrant and The Bank of New York Mellon. [4]
(g)(2)	Custody Agreement between the Registrant and US Bank, N.A., on behalf of the Alternative Strategies Mutual Fund.[4]
(g)(3)	Custody Agreement between the Registrant and U.S. Bank, N.A., on behalf of Hundredfold Select Alternative Fund, Hundredfold Select Global Fund, and Hundredfold Select Equity Fund.[5]
(g)(4)	Custody Agreement between the Registrant and Union Bank, N.A. [15]
(h)(1)	Fund Services Agreement between the Registrant and Gemini Fund Services, LLC, on behalf of the Alternative Strategies Mutual Fund.[4]
(h)(2)	Fund Services Agreement between the Registrant and Gemini Fund Services, LLC, on behalf of the Two Oaks Diversified Growth and Income Fund.[4]
(h)(3)	Fund Services Agreement between the Registrant and Gemini Fund Services, LLC, on behalf of Hundredfold Select Alternative Fund, Hundredfold Select Global Fund and Hundredfold Select Equity Fund. [5]
(h)(4)	Fund Services Agreement between the Registrant and Gemini Fund Services, LLC, on behalf of North Star Opportunity Fund. [11]
(h)(5)	Fund Services Agreement between the Registrant and Gemini Fund Services, LLC, on behalf of Mariner Hyman Beck Fund. [11]
(h)(6)	Fund Services Agreement between the Registrant and Gemini Fund Services, LLC, on behalf of WOA All Asset I. [16]
(h)(7)	Fund Services Agreement between the Registrant and Gemini Fund Services, LLC, on behalf of the SFG Futures Strategy Fund.[14]
(h)(8)	Fund Services Agreement between the Registrant and Gemini Fund Services, LLC, on behalf of Innealta Capital Sector Rotation Fund and Innealta Capital Country Rotation Fund. [14]
(h)(9)	Fund Services Agreement between the Registrant and Gemini Fund Services, LLC, on behalf of the Kottke Commodity Strategies Fund. [19]
(h)(10)	Fund Services Agreement between the Registrant and Gemini Fund Services, LLC, on behalf of the IASG Managed Futures Strategy Fund.[19]
(h)(11)	Fund Services Agreement between the Registrant and Gemini Fund Services, LLC, on behalf of the Linde Hansen Contrarian Value Fund.[22]
(h)(12)	Fund Services Agreement between the Registrant and Gemini Fund Services, LLC, on behalf of the Princeton Credit Income Fund. [29]
(h)(13)	Fund Services Agreement between the Registrant and Gemini Fund Services, LLC, on behalf of the AIS Tactical Asset Allocation Portfolio. [26]
(h)(14)	Fund Services Agreement between the Registrant and Gemini Fund Services, LLC, on behalf of the Crow Point Hedged Global Equity Income Fund. [35]
(h)(15)	Fund Services Agreement between the Registrant and Gemini Fund Services, LLC, on behalf of the Inflation Hedges Strategy Fund. [35]
(h)(16)	Fund Services Agreement between the Registrant and Gemini Fund Services, LLC, on behalf of the Longboard Managed Futures Strategy Fund. [35]
(h)(17)	Fund Services Agreement between the Registrant and Gemini Fund Services, LLC, on behalf of the Sustainable Opportunities Fund. [31]
(h)(18)	Fund Services Agreement between the Registrant and Gemini Fund Services, LLC, on behalf of the Braver Tactical Equity Opportunity Fund. [33]
(h)(19)	Fund Services Agreement between the Registrant and Gemini Fund Services, LLC, on behalf of the Aftershock Strategies Fund. [2]
(h)(20)	Expense Limitation Agreement between the Registrant, with respect to the Alternative Strategies Mutual Fund. [4]
(h)(21)	Expense Limitation Agreement between the Registrant, with respect to Two Oaks Diversified Growth and Income Fund. [4]
(h)(22)	Expense Limitation Agreement between the Registrant, with respect to North Star Opportunity Fund. [9]
(h)(23)	Expense Limitation Agreement between the Registrant, with respect to Mariner Hyman Beck Fund. [11]
(h)(24)	Expense Limitation Agreement between the Registrant, with respect to WOA All Asset I. [16]
(h)(25)	Expense Limitation Agreement between the Registrant, with respect to the SFG Futures Strategy Fund. [1]
(h)(26)	Expense Limitation Agreement between the Registrant, with respect to the Innealta Capital Sector Rotation Fund and Innealta Capital Country Rotation Fund. [37]
(h)(27)	Expense Limitation Agreement between the Registrant, with respect to the Kottke Commodity Strategies Fund.[19]
(h)(28)	Expense Limitation Agreement between the Registrant, with respect to the IASG Managed Futures Strategy Fund. [19]
(h)(29)	Expense Limitation Agreement between the Registrant, with respect to the Linde Hansen Contrarian Value Fund. [1]
(h)(30)	Expense Limitation Agreement between the Registrant, with respect to the Princeton Credit Income Fund. [29]
(h)(31)	Expense Limitation Agreement between the Registrant, with respect to the AIS Tactical Asset Allocation Portfolio. [26]
(h)(32)	Expense Limitation Agreement between the Registrant, with respect to the Crow Point Hedged Global Equity Income Fund. [35]
(h)(33)	Expense Limitation Agreement between the Registrant, with respect to the Inflation Hedges Strategy Fund.[35]
(h)(34)	Expense Limitation Agreement between the Registrant, with respect to the Sustainable Opportunities Fund. [31]
(h)(35)	Expense Limitation Agreement between the Registrant, with respect to the Braver Tactical equity Opportunity Fund.[33]
(h)(36)	Expense Limitation Agreement between the Registrant, with respect to the Aftershock Strategies Fund. [2]
(h)(37)	Consulting Agreement between the Registrant and Northern Lights Compliance Services, LLC.[4]
(i)(1)	Opinion of Alston & Bird LLP regarding the Alternative Strategies Mutual Fund.[36]
(i)(2)	Opinion of Alston & Bird LLP regarding the Hundredfold Select Alternative Fund, Hundredfold Select Global Fund and Hundredfold Select Equity Fund.[28]
(i)(3)	Opinion of Alston & Bird LLP regarding the North Star Opportunity Fund.[14]
(i)(4)	Opinion of Alston & Bird LLP regarding the Mariner Hyman Beck Fund.[15]
(i)(5)	Opinion of Alston & Bird LLP regarding the Innealta Capital Sector Rotation Fund and Innealta Capital Country Rotation Fund.[17]
(i)(6)	Opinion of Alston & Bird LLP regarding the SFG Futures Strategy Fund.[18]
(i)(7)	Opinion of Alston & Bird LLP regarding the Kottke Commodity Strategies Fund. [20]
(i)(8)	Opinion of Alston & Bird LLP regarding the IASG Managed Futures Strategy Fund. [21]
(i)(9)	Opinion of Alston & Bird LLP regarding the Linde Hansen Contrarian Value Fund.[22]
(i)(10)	Opinion of Alston & Bird LLP regarding the WOA All Asset I. [24]
(i)(11)	Opinion of Alston & Bird LLP regarding the Princeton Credit Income Fund. [27]
(i)(12)	Opinion of Alston & Bird LLP regarding the Sustainable Opportunities Fund. [30]
(i)(13)	Opinion of Alston & Bird LLP regarding the Longboard Managed Futures Strategy Fund. [35]
(i)(14)	Opinion of Alston & Bird LLP regarding the Crow Point Hedged Global Equity Income Fund. [31]
(i)(15)	Opinion of Alston & Bird LLP regarding the AIS Tactical Asset Allocation Portfolio.[32]
(i)(16)	Opinion of Alston & Bird LLP regarding the Inflation Hedges Strategy Fund. [33]
(i)(17)	Opinion of Alston & Bird LLP regarding the Braver Tactical Opportunity Fund. [34]
(i)(18)	Opinion of Alston & Bird LLP regarding the Aftershock Strategies Fund. [2]
(i)(19)	Opinion of Alston & Bird LLP regarding the Two Oaks Diversified Growth and Income Fund. [37]
(i)(20)	Opinion of Alston & Bird LLP regarding the Hundredfold Select Alternative Fund, Investor Class Shares. [2]
(i) (21)	Consent of Alston & Bird LLP. [1]
(j)(1)	Consent of Cohen Fund Audit Services Ltd. on behalf of Two Oaks Diversified Growth and Income Fund. [37]
(j)(2)	Consent of Cohen Fund Audit Services Ltd on behalf of Alternative Strategies Mutual Fund.[36]
(j)(3)	Consent of Cohen Fund Audit Services on behalf of Hundredfold Select Alternative Fund, Hundredfold Select Global Fund and Hundredfold Select Equity Fund.[28]
(j)(4)	Consent of Tait, Weller & Baker LLP on behalf of North Star Opportunity Fund. [14]
(j)(5)	Consent of Tait, Weller & Baker, LLP on behalf of Mariner Hyman Beck Fund. [15]
(j)(6)	Consent of Tait, Weller & Baker, LLP on behalf of WOA All Asset I.[24]
(j)(7)	Consent of Tait, Weller & Baker, LLP on behalf of the SFG Futures Strategy Fund. [18]
(j)(8)	Consent of BBD, LLP on behalf of the Innealta Capital Sector Rotation Fund and Innealta Capital Country Rotation Fund.[29]
(j)(9)	Consent of BBD, LLP on behalf of the Kottke Commodity Strategies Fund.[20]
(j)(10)	Consent of Tait, Weller & Baker LLP on behalf of the IASG Managed Futures Strategy Fund.[21]
(j)(11)	Consent of BBD, LLP on behalf of the Linde Hansen Contrarian Value Fund. [22]
(j)(12)	Consent of BBD, LLP on behalf of the Princeton Credit Income Fund. [27]
(j)(13)	Consent of Tait, Weller & Baker LLP on behalf of the AIS Tactical Asset Allocation Portfolio. [32]
(j)(14)	Consent of Tait, Weller & Baker LLP on behalf of the Crow Point Hedged Global Equity Income Fund. [31]
(j)(15)	Consent of Tait, Weller & Baker LLP on behalf of the Inflation Hedges Strategy Fund.[33]
(j)(16)	Consent of Ernst & Young LLP on behalf of Hundredfold Select Alternative Fund, Hundredfold Select Global Fund and Hundredfold Select Equity Fund. [28]
(j)(17)	Consent of BBD LLP on behalf of the Sustainable Opportunities Fund. [30]
(j)(18)	Consent of McGladrey & Pullen LLP on behalf of the Longboard Managed Futures Strategy Fund.[2]
(j)(19)	Consent of BBD LLP on behalf of the Braver Tactical Opportunity Fund. [34]
(j)(20)	Consent of Independent Public Accountant on behalf of Aftershock Strategies Fund. [2]
(j)(21)	Consent of Cohen Fund Audit Services on behalf of Hundredfold Select Alternative Fund, Investor Class Shares. [2]
(j) (22)	Powers of Attorney. [6,13]
(k)	Omitted Financial Statements - Not Applicable.
(l)	Initial Capital Agreements - Not Applicable.
(m)(1)	Rule 12b-1 Plan on behalf of Alternative Strategies Mutual Fund.[6]
(m)(2)	Rule 12b-1 Plan on behalf of Two Oaks Diversified Growth and Income Fund.[6]
(m)(3)	Rule 12b-1 Plan on behalf of Hundredfold Select Alternative Fund, Hundredfold Select Global Fund and Hundredfold Select Equity Fund.[11]
(m)(4)	Rule 12b-1 Plan on behalf of the North Star Opportunity Fund.[11]
(m)(5)	Rule 12b-1 Plan on behalf of the Mariner Hyman Beck Fund. [11]
(m)(6)	Rule 12b-1 Plan on behalf of the WOA All Asset I. [16]
(m)(7)	Rule 12b-1 Plan on behalf of the SFG Futures Strategy Fund.[14]
(m)(8)	Rule 12b-1 Plan on behalf of the Innealta Capital Sector Rotation Fund and Innealta Capital Country Rotation Fund. [14]
(m)(9)	Rule 12b-1 Plan on behalf of the Kottke Commodity Strategies Fund.[19]
(m)(10)	Rule 12b-1 Plan on behalf of the IASG Managed Futures Strategy Fund. [19]
(m)(11)	Rule 12b-1 Plan on behalf of the Linde Hansen Contrarian Value Fund.[22]
(m)(12)	Rule 12b-1 Plan on behalf of the Princeton Credit Income Fund. [29]
(m)(13)	Rule 12b-1 Plan on behalf of the AIS Tactical Asset Allocation Portfolio. [27]
(m)(14)	Rule 12b-1 Plan on behalf of the Crow Point Hedged Global Equity Income Fund. [35]
(m)(15)	Rule 12b-1 Plan on behalf of the Inflation Hedges Strategy Fund.[35]
(m)(16)	Rule 12b-1 Plan on behalf of the Braver Tactical Equity Opportunity Fund. [33]
(m)(17)	Rule 12b-1 Plan on behalf of the Longboard Managed Futures Strategy Fund.[35]
(m)(18)	Rule 12b-1 Plan on behalf of the Aftershock Strategies Fund. [2]
(n)	Rule 18f-3 Plan, as amended May 3, 2012. [33]
(p)(1)	Code of Ethics of Northern Lights Distributors, LLC.[4]
(p)(2)	Code of Ethics of Ascentia Capital Partners, LLC. [4]
(p)(3)	Code of Ethics of Two Oaks Investment Management, LLC.[4]
(p)(4)	Code of Ethics of Advisors Preferred LLC.[4]
(p)(5)	Code of Ethics of Armored Wolf LLC.[4]
(p)(6)	Code of Ethics of DuPont Capital Management Corporation.[4]
(p)(7)	Code of Ethics of Dunham Associates Investment Counsel.[4]
(p)(8)	Code of Ethics of Sage Capital Management.[4]
(p)(9)	Code of Ethics for Hundredfold Advisors, LLC. [5]
(p)(10)	Code of Ethics for North Star Investment Management Corp.[7]
(p)(11)	Code of Ethics for RJO Investment Management LLC. [8]
(p)(12)	Code of Ethics for Water Oak Advisors LLC. [9]
(p)(13)	Code of Ethics for Capital Wealth Planning, LLC. [9]
(p)(14)	Code of Ethics for Solutions Funds Group, Inc.[17]
(p)(15)	Code of Ethics for Al Frank Asset Management, Inc. [14]
(p)(16)	Code of Ethics for Kottke Managed Commodities, LLC [11]
(p)(17)	Code of Ethics for IASG Capital Management. [12]
(p)(18)	Code of Ethics for Linde Hansen & Co., LLC. [16]
(p)(19)	Code of Ethics for Princeton Advisory Group, Inc. [26]
(p)(20)	Code of Ethics for AIS Capital Management, LLC. [23]
(p)(21)	Code of Ethics for Crow Point Partners, LLC. [35]
(p)(22)	Code of Ethics for North Peak Asset Management, LLC. [33]
(p)(23)	Code of Ethics for Wellington Management Company.[33]
(p)(24)	Code of Ethics for Parametric Portfolio Associates, LLC. [33]
(p)(25)	Code of Ethics for City of London Investment Group.[33]
(p)(26)	Code of Ethics for The Boston Company Asset Management, LLC. [35]
(p)(27)	Code of Ethics for Mellon Capital Management Corporation. [35]
(p)(28)	Code of Ethics for Commodity Strategy AG. [2]
(p)(29)	Code of Ethics for Braver Wealth Management.[26]
(p)(30)	Code of Ethics for Longboard Asset Management, LLC. [31]
(p)(31)	Code of Ethics for Milliman Financial Risk Management LLC. [31]
(p)(32)	Code of Ethics for Palladiem, LLC. [33]
(p)(33)	Code of Ethics for Horizon Cash Management, LLC. [35]
(p)(34)	Code of Ethics for Absolute Investment Management, LLC. [2]

1 Is filed herewith.

2 To be filed by subsequent amendment.

3 Previously filed on June 16, 2011 in the Registrant's Registration Statement on Form N-1A, and hereby incorporated by reference.

4 Previously filed on June 28, 2011 in the Registrant's Pre-Effective Amendment No. 2, and hereby incorporated by reference.

5 Previously filed on August 3, 2011 in the Registrant's Proxy/Registration Statement on Form N-14, and hereby incorporated by reference.

6 Previously filed on August 3, 2011 in the Registrant's Post-Effective Amendment No. 2, and hereby incorporated by reference.

7 Previously filed on August 19, 2011 in the Registrant's Post-Effective Amendment No. 3, and hereby incorporated by reference.

8 Previously filed on August 26, 2011 in the Registrant's Post-Effective Amendment No. 4, and hereby incorporated by reference.

9 Previously filed on September 20, 2011 in the Registrant's Post-Effective Amendment No. 5, and hereby incorporated by reference.

10 Previously filed on October 3, 2011 in the Registrant's Post-Effective Amendment No. 9, and hereby incorporated by reference.

11 Previously filed on October 27, 2011 in the Registrant's Post-Effective Amendment No. 12, and hereby incorporated by reference.

12 Previously filed on October 27, 2011 in the Registrant's Post-Effective Amendment No. 13, and hereby incorporated by reference.

13 Previously filed on November 2, 2011 in the Registrant's Post-Effective Amendment No. 14, and hereby incorporated by reference.

14 Previously filed on November 17, 2011 in the Registrant's Post-Effective Amendment No. 18 and hereby incorporated by reference

15 Previously filed on November 22, 2011 in the Registrant's Post-Effective Amendment No. 20 and hereby incorporated by reference

16 Previously filed on December 14, 2011 in the Registrant's Post-Effective Amendment No. 24 and hereby incorporated by reference

17 Previously filed on December 19, 2011 in the Registrant's Post-Effective Amendment No. 25 and hereby incorporated by reference

18 Previously filed on December 20, 2011 in the Registrant's Post-Effective Amendment No. 27 and hereby incorporated by reference

19 Previously filed on January 4, 2012 in the Registrant's Post-Effective Amendment No. 29 and hereby incorporated by reference

20 Previously filed on January 10, 2012 in the Registrant's Post-Effective Amendment No. 31 and hereby incorporated by reference

21 Previously filed on January 10, 2012 in the Registrant's Post-Effective Amendment No. 32 and hereby incorporated by reference

22 Previously filed on January 27, 2012 in the Registrant's Post-Effective Amendment No. 34 and hereby incorporated by reference

23 Previously filed on February 2, 2012 in the Registrant's Post-Effective Amendment No. 37 and hereby incorporated by reference

24 Previously filed on February 7, 2012 in the Registrant's Post-Effective Amendment No. 39 and hereby incorporated by reference

25 Previously filed on February 10, 2012 in the Registrant's Post-Effective Amendment No. 40 and hereby incorporated  by reference.

26 Previously filed on March 8, 2012 in the Registrant's Post-Effective Amendment No. 45 and hereby incorporated by reference.

27 Previously filed on March 9, 2012 in the Registrant's Post-Effective Amendment No. 46 and hereby incorporated by reference.

28 Previously filed on March 13, 2012 in the Registrant's Post-Effective Amendment No. 47 and hereby incorporated by reference.

29 Previously filed on March 23, 2012 in the Registrant's Post-Effective Amendment No. 51 and hereby incorporated by reference.

30 Previously filed on March 27, 2012 in the Registrant's Post-Effective Amendment No. 52 and hereby incorporated by reference.

31 Previously filed on April 12, 2012 in the Registrant's Post-Effective Amendment No. 56 and hereby incorporated by reference.

32 Previously filed on April 17, 2012 in the Registrant's Post-Effective Amendment No. 57 and hereby incorporated by reference.

33 Previously filed on May 15, 2012 in the Registrant's Post-Effective Amendment No. 62 and hereby incorporated by reference.

34 Previously filed on May 25, 2012 in the Registrant's Post-Effective Amendment No. 65 and hereby incorporated by reference.

35 Previously filed on June 19, 2012 in the Registrant's Post-Effective Amendment No. 68 and hereby incorporated by reference.

36 Previously filed on June 28, 2012 in the Registrant's Post-Effective Amendment No. 69 and hereby incorporated by reference.

37 Previously filed on July 27, 2012 in the Registrant's Post-Effective Amendment No. 73 and hereby incorporated by reference.

ITEM 29.

PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE REGISTRANT.

None.

ITEM 30.

INDEMNIFICATION.

Article VIII, Section 2(a) of the Agreement and Declaration of Trust provides that to the fullest extent that limitations on the liability of Trustees and officers are permitted by the Delaware Statutory Trust Act of 2002, the officers and Trustees shall not be responsible or liable in any event for any act or omission of:  any agent or employee of the Trust; any investment adviser or principal underwriter of the Trust; or with respect to each Trustee and officer, the act or omission of any other Trustee or officer, respectively.  The Trust, out of the Trust Property, is required to indemnify and hold harmless each and every officer and Trustee from and against any and all claims and demands whatsoever arising out of or related to such officer’s or Trustee’s performance of his or her duties as an officer or Trustee of the Trust.  This limitation on liability applies to events occurring at the time a person serves as a Trustee or officer of the Trust whether or not such person is a Trustee or officer at the time of any proceeding in which liability is asserted.  Nothing contained in the Agreement and Declaration of Trust indemnifies, holds harmless or protects any officer or Trustee from or against any liability to the Trust or any shareholder to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

Article VIII, Section 2(b) provides that every note, bond, contract, instrument, certificate or undertaking and every other act or document whatsoever issued, executed or done by or on behalf of the Trust, the officers or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been issued, executed or done only in such Person’s capacity as Trustee and/or as officer, and such Trustee or officer, as applicable, shall not be personally liable therefore, except as described in the last sentence of the first paragraph of Section 2 of Article VIII.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the provisions of Delaware law and the Agreement and Declaration of the Registrant or the By-Laws of the Registrant, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 31.

BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER.

Certain information pertaining to the business and other connections of each Advisor of each series of the Trust is hereby incorporated herein by reference to the section of the respective Prospectus captioned “Investment Advisor” and to the section of the respective Statement of Additional Information captioned “Investment Advisory and Other Services.”  The information required by this Item 31 with respect to each director, officer or partner of each Advisor is incorporated by reference to the Advisor’s Uniform Application for Investment Adviser Registration (Form ADV) on file with the Securities and Exchange Commission (“SEC”).  Each Advisor’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov, and may be requested by File No. as follows:

Ascentia Capital Partners, LLC, the Adviser to Alternative Strategies Mutual Fund -- File No. 801-65018

Two Oaks Investment Management, LLC, the Adviser to the Two Oaks Diversified Growth and Income Fund -- File No. 801-72390

Advisors Preferred, LLC, the Adviser to Hundredfold Select Alternative Fund, Hundredfold Select Global Fund, and Hundredfold Select Equity Fund – File No. 801-72430

North Star Investment Management Corp., the Adviser to North Star Opportunity Fund – File No. 801-62013.

RJO Investment Management LLC, the Adviser to the Mariner Hyman Beck Global Fund – File No. 801-71417.

Water Oak Advisors, LLC, the Adviser to the WOA All Asset I – File No. 801-66872.

IASG Capital Management, LLC adviser to the IASG Managed Futures Strategy Fund – File No. 801-72816

Princeton Advisory Group, Inc. adviser to the Princeton Credit Income Fund – File No. 801-62702

Kottke Managed Commodities, LLC adviser to the Kottke Commodity Strategies Fund – File No. 801-72837

Al Frank Asset Management Inc. adviser to the Innealta Capital Country Rotation Fund and Innealta Capital Sector Rotation Fund – File No. 801-30528

Solutions Funds Group, Inc. adviser to the SFG Futures Strategy Fund – File No. 801-72794

AIS Capital Management, LLC adviser to the AIS Tactical Asset Allocation Portfolio – File no. 801-343295

Crow Point Partners, LLC adviser to the Crow Point Hedged Global Equity Income Fund – File No. 801-67184

North Peak Asset Management, LLC adviser to the Inflation Hedges Strategy Fund – File No. 801-72894.

Braver Wealth Management, LLC adviser to the Braver Tactical Equity Opportunity Fund – File No. 801-26501.

Longboard Asset Management, LLC adviser to the Longboard Managed Futures Strategy – File No. 801-72623.

Absolute Investment Management, LLC adviser to the Aftershock Strategies Fund – File No. 801-71500

ITEM 32.

PRINCIPAL UNDERWRITER.

(a)

Northern Lights Distributors, LLC (“NLD”), is the principal underwriter for all series of Northern Lights Fund Trust II except Hundredfold Select Alternative Fund, Hundredfold Select Global Fund and Hundredfold Select Equity Fund.  NLD also acts as principal underwriter for the following:

AdvisorOne Funds, Arrow Investments Trust, Copeland Trust, Dominion Funds, Epiphany Funds, Equinox Funds Trust, Ladenburg Thalmann Alternative Strategies Fund, Miller Investment Trust, Nile Capital Investment Trust, North Country Funds, Northern Lights ETF Trust, Northern Lights Variable Trust, and Northern Lights Fund Trust, Northern Lights Fund Trust III, OCM Mutual Fund, Roge Partners Funds and The Saratoga Advantage Trust, The Multi-Strategy Growth & Income Fund, Tributary Funds, Inc. and Vertical Capital Income Fund.

(b)

NLD is registered with Securities and Exchange Commission as a broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc.  The principal business address of NLD is 4020 South 147th Street, Omaha, Nebraska 68137.  NLD is an affiliate of Gemini Fund Services, LLC.  To the best of Registrant’s knowledge, the following are the members and officers of NLD:

Name	Positions and Offices with Underwriter	Positions and Offices with the Fund
W. Patrick Clarke	Manager	None
Brian Nielsen	Manager, President, Secretary	Trustee
Daniel Applegarth	Treasurer	None
Mike Nielsen	Chief Compliance Officer and AML Compliance Officer	None

(c) Not Applicable.

ITEM 33.

LOCATION OF ACCOUNTS AND RECORDS.

The following entities prepare, maintain and preserve the records required by Section 31 (a) of the 1940 Act for the Registrant.  These services are provided to the Registrant for such periods prescribed by the rules and regulations of the U.S. Securities and Exchange Commission under the 1940 Act and such records are the property of the entity required to maintain and preserve such records and will be surrendered promptly on request.

Bank of New York Mellon (“BNYM”), located at One Wall Street, New York, New York 10286, provides custodian services to the Two Oaks Diversified Growth and Income Fund pursuant to a Custody Agreement between BNYM and the Trust.

US Bank, National Association, 1555 North River Center Drive, Milwaukee, Wisconsin 53212, provides custodian services to the Alternative Strategies Mutual Fund and Hundredfold Select Alternative Fund, Hundredfold Select Global Fund and Hundredfold Select Equity Fund pursuant to a Custody Agreement between US Bank and the Trust.

Union Bank, National Association, 350 California Street, 6th Floor, San Francisco, CA 94104, provides custodian services to the North Star Opportunity Fund, Cobalt Tactical Income Fund, WOA All Asset I, IASG Managed Futures Strategy Fund, SFG Futures Strategy Fund, Linde Hansen Contrarian Value Fund, Innealta Capital Country Rotation Fund, Innealta Capital Sector Rotation Fund, Kottke Commodity Strategies Fund, Sustainable Opportunities Fund, AIS Tactical Asset Allocation Portfolio, Longboard Managed Futures Strategy Fund, Crow Point Hedged Global Equity Income Fund, Braver Tactical Equity Opportunity Fund and Inflation Hedges Strategy Fund pursuant to a Custody Agreement between Union Bank and the Trust.

Gemini Fund Services, LLC (“GFS”), located at 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137, provides transfer agent and dividend disbursing services pursuant to a Transfer Agency and Service Agreements between GFS and the Trust.  In such capacities, GFS provides pricing for each Fund’s portfolio securities, keeps records regarding securities and other assets in custody and in transfer, bank statements, canceled checks, financial books and records, and keeps records of each shareholder’s account and all disbursement made to shareholders.  GFS also maintains all records required pursuant to Administrative Service Agreements with the Trust.

NLD, located at 4020 South 147th Street, Omaha, Nebraska 68137, serves as principal underwriter for all series of Northern Lights Fund Trust II, except Hundredfold Select Alternative Fund, Hundredfold Select Global Fund and Hundredfold Select Equity Fund. NLD maintains all records required to be maintained pursuant to each Fund’s Distribution Plan and Agreement adopted pursuant to Rule 12b-1 under the 1940 Act.

Ascentia Capital Partners, LLC, located at 5485 Kietzke Lane, Reno, NV 89511, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to Alternative Strategies Mutual Fund.

Two Oaks Investment Management, LLC, located at 7110 North Fresno Street, Suite 450, Fresno CA, 93720 pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Two Oaks Diversified Growth and Income Fund.

Advisors Preferred, LLC located at 1445 Research Blvd, Suite 530, Rockville, MD 20850 pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Hundredfold Select Alternative Fund, Hundredfold Select Global Fund and Hundredfold Select Equity Fund.

North Star Investment Management Corp. located at 20 N. Wacker Drive, Suite 1416, Chicago, IL 60606 pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the North Star Opportunity Fund.

RJO Investment Management, LLC located at 227 South Riverside Plaza, Suite 900, Chicago, IL 60606 pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Mariner Hyman Beck Global Fund.

Water Oak Advisors LLC located at 450 S. Orange Avenue, 4th Floor, Orlando, FL 32801 pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the WOA All Asset I.

Solutions Funds Group, Inc. located at 300 Village Green Drive, Suite 210, Lincolnshire, IL 60069, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the SFG Futures Strategy Fund.

Al Frank Asset Management, Inc. located at 85 Argonaut, Suite 220, Alisa Viejo, CA 92656 pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Innealta Capital Sector Rotation Fund and Innealta Capital Country Rotation Fund.

Kottke Managed Commodities, LLC located at 141 W. Jackson Blvd, Chicago, IL 60604 pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Kottke Commodity Strategies Fund.

IASG Capital Management, located at 26526 West Countryside Lane, Plainfield, IL 60585 pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the IASG Managed Futures Strategy Fund.

Linde Hansen & Co., LLC located at 25B Vreeland Road, Suite 102, Florham Park, New Jersey, 07932 pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Linde Hansen Contrarian Value Fund.

Princeton Advisory Group, Inc. located at 700 Alexander Park, Suite 201, Princeton, New Jersey 08540

pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Princeton Credit Income Fund.

Milliman Financial Risk Management LLC located at 71 S. Wacker Drive, 31st Floor, Chicago, IL 60606 pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Sustainable Opportunities Fund.

AIS Capital Management, LLC located at 187 Danbury Road, Wilton, CT 06897 pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the AIS Tactical Asset Allocation Portfolio”.

Crow Point Partners, LLC located at 10 New Driftway, Suite 203, Scituate, MA 02066 pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Crow Point Hedged Global Equity Income Fund.

North Peak Asset Management, LLC located at 457 Washington Street, Duxbury, MA 02332 pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Inflation Hedges Strategy Fund.

Braver Wealth Management, LLC located at 117 Kendrick Street, Needham, MA 02494 pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Braver Tactical Equity Opportunity Fund.

Longboard Asset Management, LLC located at 4725 North Scottsdale Road, Suite 110, Scottsdale, Arizona 85251 pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Longboard Managed Futures Strategy Fund.

Absolute Investment Management, LLC located at 7315 Wisconsin Avenue, Suite 750 West Tower, Bethesda, MD 20814 pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Aftershock Mutual Fund.

ITEM 34.

MANAGEMENT SERVICES.

Not applicable.

ITEM 35.

UNDERTAKINGS.

Not applicable.

 Signatures

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 7 5 to its Registration Statement to be signed on its behalf by the undersigned, thereunto authorized, in the City of Hauppauge, State of New York, on the 17th day of August, 2012.

NORTHERN LIGHTS FUND TRUST II

By: __________________________

      Andrew Rogers*

     President and Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
Brian Nielsen*	_________________________ Trustee & Chairman	August 17, 2012
Thomas Sarkany*	_________________________ Trustee	August 17, 2012
Anthony Lewis*	_________________________ Trustee	August 17, 2012
Keith Rhoades*	_________________________ Trustee	August 17, 2012
Randy Skalla*	_________________________ Trustee	August 17, 2012
Andrew Rogers*	_________________________ President and Principal Executive Officer	August 17, 2012
Kevin Wolf*	_________________________ Treasurer and Principal Financial Officer	August 17, 2012

*By:   /s/James Ash

James Ash

Attorney-in-Fact –  pursuant to powers of attorney incorporated by reference to Post-Effective Amendment No.2 (filed August 3, 2011) and Post-Effective Amendment No. 14 (filed November 2, 2011) each to Registrant’s Registration Statement on Form N-1A.

EXHIBIT INDEX

Expense Limitation Agreement between the Registrant, with respect to the SFG Futures Strategy Fund	99.28(h) (25)
Expense Limitation Agreement between the Registrant with respect to the Linde Hansen Contrarian Value Fund.	99.28(h)(29)
Consent of Alston & Bird, LLP	99.28(i) (21)